                                                                   EXHIBIT 10.6



                       MASTER LEASE AND SECURITY AGREEMENT

                                 BY AND BETWEEN


                 THE ENTITIES LISTED AS LANDLORD ON SCHEDULE 1,

                                  AS "LANDLORD"


                                       AND


                  THE ENTITIES LISTED AS TENANT ON SCHEDULE 1,

                                   AS "TENANT"



                              DATED: JULY 31, 2001
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                                TABLE OF CONTENTS

                                                                                                               Page
1.       Term....................................................................................................2

1.1      Term....................................................................................................2

1.2      Renewal Terms...........................................................................................2

2.       Rent....................................................................................................2

2.1      Initial Term Minimum Rent...............................................................................3

2.2      Renewal Term Minimum Rent...............................................................................3

2.3      Initial Term Additional Rent............................................................................4

2.4      Renewal Term Additional Rent............................................................................5

2.5      Total Rent..............................................................................................5

2.6      Proration for Partial Periods; Payment Dates............................................................6

2.7      Absolute Net Lease......................................................................................6

3.       Taxes, Assessments and Other Charges....................................................................7

3.1      Tenant's Obligations....................................................................................7

3.2      Proration...............................................................................................7

3.3      Right to Protest........................................................................................7

3.4      Tax Bills...............................................................................................7

3.5      Other Charges...........................................................................................7

3.6      Impound.................................................................................................7

4.       Insurance...............................................................................................8

4.1      General Insurance Requirements..........................................................................8

4.2      Fire and Other Casualty.................................................................................9

4.3      Public Liability........................................................................................9

4.4      Professional Liability Insurance........................................................................9

4.5      Workers Compensation...................................................................................10

4.6      Boiler Insurance.......................................................................................10

4.7      Business Interruption Insurance........................................................................10

4.8      Deductible Amounts.....................................................................................10

5.       Use, Maintenance and Alteration of the Premises........................................................10

5.1      Tenant's Maintenance Obligations.......................................................................10

5.2      Regulatory Compliance..................................................................................11

5.3      Permitted Use..........................................................................................12

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
5.4      Tenant Repurchase Obligation...........................................................................12

5.5      No Liens; Permitted Contests...........................................................................12

5.6      Alterations by Tenant..................................................................................13

5.7      Capital Improvements Funded by Landlord................................................................13

5.8      Compliance With IRS Guidelines.........................................................................13

6.       Condition And Title Of Premises; Right of First Offer..................................................13

6.1      Condition and Title of Premises........................................................................13

6.2      Right of First Offer to Purchase Premises..............................................................14

7.       Landlord and Tenant Personal Property..................................................................16

7.1      Tenant Personal Property...............................................................................16

7.2      Landlord's Security Interest...........................................................................17

7.3      Financing Statements...................................................................................17

7.4      Intangible Property....................................................................................18

8.       Representations And Warranties.........................................................................18

8.1      Due Authorization And Execution........................................................................18

8.2      Due Organization.......................................................................................18

8.3      No Breach of Other Agreements..........................................................................18

9.       Financial, Management and Regulatory Reports...........................................................18

9.1      Monthly Facility Reports...............................................................................18

9.2      Quarterly Financial Statements.........................................................................19

9.3      Annual Financial Statement.............................................................................19

9.4      Accounting Principles..................................................................................19

9.5      Regulatory Reports.....................................................................................19

9.6      Additional Information.................................................................................19

10.      Events of Default and Landlord's Remedies..............................................................20

10.1     Events of Default......................................................................................20

10.2     Remedies...............................................................................................22

10.3     Receivership...........................................................................................23

10.4     Late Charges; Default Interest.........................................................................23

10.5     Remedies Cumulative; No Waiver.........................................................................23

10.6     Performance of Tenant's Obligations by Landlord........................................................24

11.      Security Deposit.......................................................................................24

12.      Damage by Fire or Other Casualty.......................................................................25

12.1     Reconstruction Using Insurance.........................................................................25

12.2     Surplus Proceeds.......................................................................................25

12.3     No Rent Abatement......................................................................................25

12.4     End of Term............................................................................................25

13.      Condemnation...........................................................................................25

13.1     Complete Taking........................................................................................25

13.2     Partial Taking.........................................................................................26

13.3     Lease Remains in Effect................................................................................26

14.      Provisions on Termination of Term......................................................................26

14.1     Surrender of Possession................................................................................26

14.2     Removal of Personal Property...........................................................................26

14.3     Title to Personal Property Not Removed.................................................................27

14.4     Management of Premises.................................................................................27

14.5     Correction of Deficiencies.............................................................................27

15.      Notices and Demands....................................................................................27

16.      Right of Entry; Examination of Records.................................................................28

17.      Landlord May Grant Liens...............................................................................28

18.      Quiet Enjoyment........................................................................................29

19.      Applicable Law.........................................................................................29

20.      Preservation of Gross Revenues.........................................................................29

21.      Hazardous Materials....................................................................................30

21.1     Hazardous Material Covenants...........................................................................30

21.2     Tenant Notices to Landlord.............................................................................31

21.3     Extension of Term......................................................................................31

21.4     Participation in Hazardous Materials Claims............................................................31

21.5     Environmental Activities...............................................................................31

21.6     Hazardous Materials....................................................................................31

21.7     Hazardous Materials Claims.............................................................................32

21.8     Hazardous Materials Laws...............................................................................32

22.      Assignment and Subletting..............................................................................32

23.      Indemnification........................................................................................33

24.      Holding Over...........................................................................................34

25.      Estoppel Certificates..................................................................................34

26.      Conveyance by Landlord.................................................................................34

27.      Waiver of Jury Trial...................................................................................34

28.      Attorneys' Fees........................................................................................35

29.      Severability...........................................................................................35

30.      Counterparts...........................................................................................35

31.      Binding Effect.........................................................................................35

32.      Waiver and Subrogation.................................................................................35

33.      Memorandum of Lease....................................................................................35

34.      Incorporation of Recitals and Attachments..............................................................35

35.      Titles and Headings....................................................................................35

36.      Nature of Relationship; Usury Savings Clause...........................................................35

37.      Joint and Several......................................................................................36

38.      Survival of Representations, Warranties and Covenants..................................................36

39.      Interpretation.........................................................................................36


SCHEDULE 1 - LANDLORD AND TENANT ENTITIES
SCHEDULE 2 - DESCRIPTIONS OF FACILITIES
SCHEDULE 3 - LANDLORD PERSONAL PROPERTY

EXHIBIT A - LEGAL DESCRIPTIONS OF FACILITIES
EXHIBIT B - APPRAISAL PROCESS
EXHIBIT C - PERMITTED EXCEPTIONS
EXHIBIT D - EXEMPTED PROPERTIES

                       MASTER LEASE AND SECURITY AGREEMENT


         THIS MASTER LEASE AND SECURITY AGREEMENT ("LEASE") is made and entered into as of the 31st day of July, 2001 by and between the entities listed as Landlord on Schedule 1 (collectively, "LANDLORD"), and the entities listed as Tenant on Schedule 1 (collectively, "TENANT").

                                    WITNESSETH

         WHEREAS, each entity comprising Landlord is the owner, respectively, of those certain real properties, all improvements thereon and all appurtenances thereto (collectively, the "FACILITIES"), as located, described and identified on Schedule 2, the legal descriptions of which are attached as Exhibit A;

         WHEREAS, each of the Facilities is presently utilized as a personal care or memory impaired assisted living facility (as so utilized, a "PERSONAL CARE FACILITY"), each duly licensed for a specified number of units, all as located, described and identified on Schedule 2;

         WHEREAS, each entity comprising Landlord is also the owner, respectively, of that certain furniture, machinery, equipment, appliances, fixtures and other personal property used in connection with the Facilities as described on Schedule 3 (collectively, the "LANDLORD PERSONAL PROPERTY" and, together with the Facilities, the "PREMISES");

         WHEREAS, Landlord desires to lease the Premises to Tenant, and Tenant desires to lease the Premises from Landlord; and

         WHEREAS, American Retirement Corporation, a Tennessee corporation (in such capacity, "GUARANTOR"), has agreed to guarantee Tenant's obligations under this Lease pursuant to that certain Guaranty of Master Lease and Security Agreement and Letter of Credit Agreement of even date herewith (the "GUARANTY").

                                    AGREEMENT

         NOW THEREFORE, in consideration of the mutual covenants, conditions and agreements set forth herein, Landlord hereby leases and lets unto Tenant the Premises for the term and upon the conditions and provisions hereinafter set forth.

                          RECOGNITION OF MASTER LEASE;
                            WAIVER OF CERTAIN RIGHTS

         Tenant and Guarantor each acknowledge and agree that Landlord is entering into this Master Lease as an accommodation to Tenant and Guarantor as described in the Master Agreement (as defined in Section 10.1.2). Each of the entities comprising Tenant and Guarantor, in order to induce Landlord to enter into this Lease, to the extent permitted by law:

         A. Agrees, acknowledges and is forever estopped from asserting to the contrary that the statements set forth in the first sentence of this Section are true, correct and complete;

         B. Agrees, acknowledges and is forever estopped from asserting to the contrary that this Lease is a new and de novo lease, separate and distinct from any other lease between any of the entities comprising Tenant and any of the entities comprising Landlord that may have existed prior to the date hereof.

         C. Agrees, acknowledges and is forever estopped from asserting to the contrary that this Lease is a single lease pursuant to which the collective Premises are demised as a whole to Tenant;

         D. Agrees, acknowledges and is forever estopped from asserting to the contrary that if, notwithstanding the provisions of this Section, this Lease were to be determined or found to be in any proceeding, action or arbitration under state or federal bankruptcy, insolvency, debtor-relief or other applicable laws to constitute multiple leases demising multiple properties, such multiple leases could not, by the debtor, trustee, or any other party, be selectively or individually assumed or rejected;

         E. Forever knowingly waives and relinquishes any and all rights under or benefits of the provisions of the Federal Bankruptcy Code Section 365 (11 U.S.C. ss. 365), or any successor or replacement thereof or any analogous state law, to selectively or individually assume or reject the multiple leases comprising this Lease following a determination or finding in the nature of that described in the foregoing Section D.

         1.       TERM.

                  1.1 TERM. The term of this Lease shall commence on August 1, 2001 and shall end on July 31, 2011 (the "INITIAL TERM") unless extended pursuant to Section 1.2 or earlier terminated in accordance with the provisions hereof. The Initial Term and all Renewal Terms are referred to collectively as the "TERM".

                  1.2 RENEWAL TERMS. The Term may be extended for four (4) separate renewal terms (each a "RENEWAL TERM") of ten (10) years each, upon the satisfaction of all of the following terms and conditions:

                           1.2.1 Not more than ten (10) business days before or after the date which is fifteen (15) months prior to the end of the then current Term, Tenant shall give Landlord written notice that Tenant desires to exercise its right to extend the then current Term for one (1) Renewal Term.

                           1.2.2 There shall be no Event of Default (as defined in Section 10 below) under this Lease, either on the date of Tenant's notice to Landlord pursuant to Section 1.2.1 above, or on the last day of the then current Term.

                           1.2.3 All other provisions of this Lease shall remain in full force and effect and shall continuously apply throughout the Renewal Term(s).

         2. RENT. During the Initial Term and all Renewal Terms, minimum rent ("MINIMUM RENT") and additional rent ("ADDITIONAL RENT") shall accrue and/or be paid by Tenant to Landlord by wire transfer as follows:

                  2.1 INITIAL TERM MINIMUM RENT. During the Initial Term, Tenant shall pay to Landlord Minimum Rent of Eight Million Three Hundred Twenty-Two Thousand Dollars ($8,322,000) annually. Such Minimum Rent with respect to each month shall be paid by wire transfer in advance and in equal monthly installments of Six Hundred Ninety-Three Thousand Five Hundred Dollars ($693,500) on the first business day of each such calendar month.

                  2.2 RENEWAL TERM MINIMUM RENT. The Minimum Rent for each Renewal Term shall be expressed as an annual amount but shall be payable in advance in equal monthly installments by wire transfer on the first business day of each calendar month. Such annual Minimum Rent shall be equal to the product of:

                           2.2.1 The lesser of (i) the Adjusted Fair Market Value of the Premises (as such term is defined in Section
                  2.2.4 below) on the date of Tenant's notice of exercise pursuant to Section 1.2.1 or (ii) Landlord's Adjusted Investment in the Premises (as defined in Section 2.2.5 below); and

                           2.2.2 A percentage equal to three hundred (300) basis points over the twenty (20) day average 10 year United States Treasury rate in effect on the date of Tenant's notice of exercise pursuant to Section 1.2.1. In the event that the unavailability of United States Treasury securities causes the foregoing calculation, or any other similar calculation described in this Lease, to be impracticable, a substitute therefor, reasonably acceptable to Landlord and Tenant, shall be used for such purposes.

                           2.2.3 Notwithstanding the foregoing, in no event shall the Minimum Rent for the first Renewal Term exceed one hundred twenty-five percent (125%) of the difference obtained by subtracting One Hundred Sixty-Four Thousand Dollars ($164,000) from the Total Rent (as such term is defined in Section 2.5.1 below) payable during the last Lease Year of the Initial Term, and in no event shall the Minimum Rent for any Renewal Term other than the first Renewal Term exceed one hundred twenty-five percent (125%) of the Total Rent in effect for the Lease Year immediately preceding the first Lease Year of such Renewal Term. Furthermore, in no event shall the Minimum Rent for the first Renewal Term be less than one hundred percent (100%) of the difference obtained by subtracting One Hundred Sixty-Four Thousand Dollars ($164,000) from the Total Rent payable during the last Lease Year of the Initial Term, and in no event shall the Minimum Rent for any Renewal Term other than the first Renewal Term be less than one hundred percent (100%) of the Total Rent payable during the last Lease Year of the immediately preceding Renewal Term.

                           2.2.4 As used herein, the "ADJUSTED FAIR MARKET VALUE" of the Premises shall mean fair market value as determined under this Lease with the following adjustments:
                  (i) excluding the enterprise value of any home health agency operated by Tenant out of space in the Premises but including the fair rental value of such space; and (ii) minus the value of any capital improvements to the Premises paid for by Tenant and not funded by Landlord under Section 5.7 below.

                           2.2.5 As used herein, "LANDLORD'S ADJUSTED INVESTMENT" in the Premises shall mean Landlord's Original h Investment (as hereinafter defined in this Section 2.2.5) multiplied at the end of each Lease Year by a percentage equal to one hundred percent (100%) plus one-half (1/2) of the CPI Increase (as defined in Section 2.2.6 below) for such Lease Year. As used herein, "LANDLORD'S ORIGINAL INVESTMENT" shall mean Eighty-Four Million One Hundred Fifteen Thousand Dollars ($84,115,000) as increased by (A) any amount paid by Landlord pursuant to Section 5.7 below, and as decreased by (B) any net award paid to Landlord pursuant to Section 13.2 below, all as applicable.

                           2.2.6 As used herein, "CPI" shall be defined as the Consumer Price Index for All Urban Wage Earners and Clerical Workers, United States Average, Subgroup "All Items" (1982 - 1984 = 100), as published by the United States Department of Labor, Bureau of Labor Statistics, or similar index if the same becomes available. The "CPI INCREASE" shall be calculated annually by comparing the CPI in effect on the first calendar day of the immediately preceding Lease Year to the first calendar day of the then current Lease Year.

If within ten (10) days of the date of Tenant's notice of exercise pursuant to
Section 1.2.1, Landlord and Tenant are unable to agree on the Adjusted Fair Market Value of the Premises for purposes of this calculation, such Adjusted Fair Market Value shall be established by the appraisal process described on Exhibit B attached hereto. The Minimum Rent for the applicable Renewal Term must be finally determined by such appraisal process on or before a date ninety (90) days after Tenant's notice of exercise pursuant to Section 1.2.1 or Tenant shall lose its right to extend the Term. Landlord and Tenant acknowledge and agree that this Section is designed to establish a fair market Minimum Rent for the Premises during the applicable Renewal Terms.

                  2.3      INITIAL TERM ADDITIONAL RENT.

                           2.3.1 Commencing with the second Lease Year of the Initial Term and continuing thereafter during the Initial Term, Tenant agrees to pay Additional Rent to Landlord on a quarterly basis in arrears within forty-five (45) days after the end of each quarter of the applicable Lease Year; provided, however, if such payment date falls on a weekend or federal holiday, Tenant shall make such payment on the first business day immediately preceding such payment date. Such Additional Rent shall be equal to fifteen percent (15%) of the amount by which the Gross Revenues for the applicable quarter exceed one-fourth (1/4) of Gross Revenues for the Base Year. Concurrently with each quarterly payment of Additional Rent, Tenant shall deliver to Landlord in a form mutually agreed upon by Landlord and Tenant, a certificate, certified by an officer or general partner of Tenant, as applicable, setting forth the Gross Revenues for the applicable quarter and the final calculation of Additional Rent due with respect to such quarter.

                           2.3.2 "GROSS REVENUES" shall be calculated according to GAAP and shall be defined as all revenues generated by the operation, sublease and/or use of the Premises in any way, excluding (i) contractual allowances during the Term for billings not paid by or received from the appropriate governmental agencies or third party providers; (ii) all proper patient billing credits and adjustments according to GAAP relating to health care accounting; and (iii) federal, state or local sales or excise taxes and any tax based upon or measured by said revenues which is added to or made a part of the amount billed to the patient or other recipient of such services or goods, whether included in the billing or stated separately.

                           2.3.3    "LEASE YEAR" shall be defined as the twelve
                  (12) month periods commencing on August 1 and ending on July 31 of each year of the Term.

                           2.3.4 The "BASE YEAR" shall mean with respect to the Initial Term, the twelve (12) month period commencing on August 1, 2001 and ending on July 31, 2002, and with respect to any Renewal Term, the first Lease Year of such Renewal Term.

                  2.4 RENEWAL TERM ADDITIONAL RENT. Except for the Base Year of any Renewal Term, Tenant shall pay Additional Rent to Landlord on a quarterly basis in arrears within forty-five (45) days after the end of each quarter of each Lease Year during any Renewal Term; provided, however, if such payment date falls on a weekend or federal holiday, Tenant shall make such payment on the first business day immediately preceding such payment date. The Additional Rent shall be calculated as provided in Section 2.3 except that the Base Year for the purposes of determining such Additional Rent shall be the first Lease Year of the applicable Renewal Term.

                  2.5      TOTAL RENT.

                           2.5.1 Except to the extent provided to the contrary in the immediately succeeding sentence, for all purposes of calculating and paying Minimum Rent and Additional Rent under this Lease, the total of the Minimum Rent and Additional Rent ("TOTAL RENT") payable by Tenant in any quarter of any Lease Year will not be less than the Total Rent paid by Tenant for the immediately preceding quarterly period. Notwithstanding the foregoing, Total Rent payable by Tenant with respect to the first quarter of the first Lease Year of the first Renewal Term will not be less than the difference obtained by subtracting Forty-One Thousand Dollars ($41,000) from the Total Rent paid by Tenant for the immediately preceding quarterly period.

                           2.5.2 Notwithstanding any of the other terms of this Section 2, but subject to Section 2.5.3 below, the Total Rent due during each Lease Year shall not increase from one Lease Year to the next by an amount in excess of (i) two and one-half percent (2.5%), multiplied by (ii) the difference obtained by subtracting One Hundred Sixty-Four Thousand Dollars ($164,000) from the Total Rent due during the immediately preceding Lease Year (the "ANNUAL RENT CAP"). For purposes of applying the Annual Rent Cap to the quarterly installments of Additional Rent due under Section 2.3.1, the Total Rent due during each quarter of any Lease Year shall not increase by an amount in excess of one-fourth (1/4) of the Annual Rent Cap for the then applicable Lease Year.

                           2.5.3 The terms of Section 2.5.2 above shall have no applicability in determining the calculation of the Minimum Rent due during the first Lease Year of any Renewal Term.

                           2.5.4 To the extent that Section 2.5.2 above operates to limit the Total Rent due for any Lease Year, the amount of rent which would have otherwise been paid or payable by Tenant will be carried forward on a cumulative basis and will be paid by Tenant to Landlord in any subsequent Lease Year (other than the first Lease Year of a Renewal Term) to the extent that the Total Rent due for such subsequent Lease Year is less than one hundred two and one-half percent (102.5%) of the Total Rent due during the Lease Year immediately preceding such subsequent Lease Year.

                           2.5.5 For the purpose of comparing the Total Rent due during each quarter of any Lease Year to the Total Rent due in the immediately preceding quarterly period pursuant to this Section 2.5, the increase in Minimum Rent by reason of any disbursement by Landlord pursuant to Section 5.7 of this Lease shall be treated as follows: (i) for the purpose of comparing the Total Rent in the quarterly period in which such disbursement is made against the Total Rent due in the immediately preceding quarter, such increase in Minimum Rent shall be ignored, and (ii) for the purpose of comparing the Total Rent in the quarterly period in which such disbursement is made to the Total Rent due in the following quarter, such increase in Minimum Rent shall be deemed effective on the first day of the quarterly period in which the disbursement is made.

                  2.6 PRORATION FOR PARTIAL PERIODS; PAYMENT DATES. The rent for any month during the Term which begins or ends on other than the first or last calendar day of a calendar month shall be prorated based on actual days elapsed. If any payment of Rent or other amounts hereunder falls due on a day other than a business day, such payment shall be due on the last business day immediately preceding such payment date.

                  2.7      ABSOLUTE NET LEASE.

                           2.7.1 GENERALLY. All rent payments shall be absolutely net to the Landlord free of taxes (other than federal or state income taxes calculated on the net income of Landlord), assessments, utility charges, operating expenses, refurnishings, insurance premiums or any other charge or expense in connection with the Premises. All expenses and charges, whether for upkeep, maintenance, repair, refurnishing, refurbishing, restoration, replacement, insurance premiums, real estate or other property taxes, utilities, and other operating or other charges of a like nature or otherwise, shall be paid by Tenant. This provision is not in derogation of the specific provisions of this Lease, but in expansion thereof and as an indication of the general intention of the parties hereto. Tenant shall continue to perform its obligations under this Lease even if Tenant claims that Tenant has been damaged by any act or omission of Landlord. Therefore, Tenant shall at all times remain obligated under this Lease without any right of set-off, counterclaim, abatement, deduction, reduction or defense of any kind. Tenant's sole right to recover damages against Landlord by reason of a breach or alleged breach of Landlord's obligations under this Lease shall be to prove such damages in a separate action against Landlord.

                           2.7.2 SALES TAX. Tenant hereby agrees to pay any and all sales or use taxes (and any interest or penalties related thereto) at any time assessed by any governmental entity against (i) Landlord, with respect to the Landlord's purchase of the Premises from Guarantor, or (ii) Tenant, with respect to Tenant's operation of any Facility, including, without limitation, any lease of personal property at any time entered into by and between Landlord and Tenant. Tenant further agrees to indemnify Landlord against and/or reimburse Landlord for the amount of any such taxes actually paid by or assessed against Landlord regardless of the reason for any such payment or assessment. Any failure to make such reimbursement shall constitute an Event of Default under this Lease.

         3.       TAXES, ASSESSMENTS AND OTHER CHARGES:

                  3.1 TENANT'S OBLIGATIONS. Subject to Section 3.6, Tenant agrees to pay and discharge (including the filing of all required returns) any and all taxes (including but not limited to real estate and personal property taxes, business and occupational license taxes, ad valorem sales, use, single business, gross receipts, transaction privilege, franchise, rent or other excise taxes, but excluding federal or state income taxes calculated on the net income of Landlord), and other assessments levied or assessed against the Premises or any interest therein during the Term, prior to delinquency or imposition of any fine, penalty, interest or other cost.

                  3.2 PRORATION. At the end of the Term, all such taxes and assessments under Section 3.1 shall be prorated.

                  3.3 RIGHT TO PROTEST. Landlord and/or Tenant shall have the right, but not the obligation, to protest the amount or payment of any real or personal property taxes or assessments levied against the Premises; provided that in the event of any protest by Tenant, Landlord shall not incur any expense because of any such protest, Tenant shall diligently and continuously prosecute any such protest and notwithstanding such protest Tenant shall pay any tax, assessment or other charge before the imposition of any penalty or interest.

                  3.4 TAX BILLS. Landlord shall promptly forward to Tenant copies of all tax bills and payment receipts relating to the Premises received by Landlord.

                  3.5 OTHER CHARGES. Tenant agrees to pay and discharge, punctually as and when the same shall become due and payable without penalty, all electricity, gas, garbage collection, cable television, telephone, water, sewer, and other utilities costs and all other charges, obligations or deposits assessed against the Premises during the Term.

                  3.6      IMPOUND. Subject to the final sentence of this
Section 3.6, Tenant shall deposit with Landlord at the time of each payment of an installment of Minimum Rent, one-twelfth (1/12) of the amount sufficient to discharge the annual amount of real property taxes and assessments secured by a lien encumbering any portion of the Premises as and when they become due. Such amounts shall be held by Landlord not in trust and not as an agent of Tenant, and shall be applied to the payment of the obligations with respect to which the amounts were deposited. If at any time within thirty (30) days prior to the due date of any of the aforementioned obligations the amounts then on deposit therefor shall be insufficient for the payment of such obligation in full, Tenant shall within ten (10) days after demand, deposit the amount of the deficiency with Landlord. If the amounts deposited are in excess of the actual obligations for which they were deposited, Landlord shall hold the same in a reserve account, not in trust, and reduce proportionately the required monthly deposits for the ensuing Lease Year; provided that any such excess with respect to the final Lease Year of the Term shall be refunded to Tenant within thirty
(30) days of the end of the Term. Tenant shall deliver to Landlord, or Landlord's agent if so directed by Landlord, all tax bills, bond and assessment statements, as soon as the same are received by Tenant. If Landlord sells or assigns this Lease, Landlord shall transfer all amounts deposited by Tenant pursuant to this Section 3.6 to the purchaser or assignee, and Landlord shall thereafter be released from all responsibility related to, and shall have no further liability for the application of, such deposits, and to the extent Landlord transfers such amounts, Tenant shall look solely to such purchaser or assignee for such application and for all responsibility related to such deposits. Except during the continuance of an Event of Default, cash amounts deposited by Tenant with Landlord pursuant to this Section 3.6 shall accrue interest for the benefit of Tenant at the annual rate of ten percent (10%). Provided that no Event of Default is then continuing, such interest shall be paid by Landlord to Tenant on a quarterly basis in arrears. Notwithstanding anything to the contrary contained in this Section 3.6, Tenant's obligation to fund installments of property taxes and assessments hereunder shall not commence
(a) until February 1, 2002 with respect to such taxes and assessments for all of the Facilities not located in Florida, and (b) until April 1, 2002 with respect to such taxes and assessments for all of the Facilities located in Florida.

         4.       INSURANCE.

                  4.1 GENERAL INSURANCE REQUIREMENTS. All insurance provided for in this Lease shall be maintained under valid and enforceable policies issued by insurers of recognized responsibility, approved to do business in the State in which the applicable Facility is located having a general policyholders rating of not less than "A-" and a financial rating of not less than "VIII" in the then most current Best's Insurance Report. Any and all policies of insurance required under this Lease shall name the Landlord as an additional insured and shall be on an "occurrence" basis, or on a "claims-made" basis upon Landlord's prior written consent, which consent shall not be unreasonably withheld at such times as the applicable insurance is not available on an "occurrence" bases at commercially reasonable rates, as reasonably determined by Landlord; provided, however, the proceeds of any business interruption policy shall be payable to Tenant without relieving Tenant in any way of its obligation to pay rent under this Lease. In addition, Landlord shall be shown as the loss payable beneficiary under the casualty insurance policy maintained by Tenant pursuant to Section 4.2. All policies of insurance required herein may be in the form of "blanket" or "umbrella" type policies which shall name the Landlord and Tenant as their interests may appear and allocate to each Facility the full amount of insurance required hereunder. Original policies or satisfactory certificates from the insurers evidencing the existence of all policies of insurance required by this Lease and showing the interest of the Landlord shall be filed with the Landlord prior to the commencement of the Term and shall provide that the subject policy may not be canceled except upon not less than ten (10) days prior written notice to Landlord. If Landlord is provided with a certificate, upon Landlord's request Tenant shall provide Landlord with a complete copy of the insurance policy evidenced by such certificate within thirty (30) days of the commencement of the Term. Originals of the renewal policies or certificates therefor from the insurers evidencing the existence thereof shall be deposited with Landlord upon renewal of the applicable policies. If Landlord is provided with a certificate for a renewal policy, upon Landlord's request Tenant shall deliver a copy of the complete renewal policy to Landlord within thirty (30) days of the expiration of the replaced policy. Any claims under any policies of insurance described in this Lease shall be adjudicated by and at the expense of the Tenant or of its insurance carrier, but shall be subject to joint control of Tenant and Landlord.

                  4.2 FIRE AND OTHER CASUALTY. Tenant shall keep each Facility insured against loss or damage from all causes under standard "all risk" property insurance coverage, without exclusion for fire, lightning, windstorm (including hurricane coverage), explosion, smoke damage, vehicle damage, sprinkler leakage, flood, vandalism, earthquake, malicious mischief or any other risk as is normally covered under an extended coverage endorsement, in the amounts that are not less than the full insurable value of the applicable Facility including all equipment and personal property (whether or not Landlord Personal Property) used in the operation of the such Facility; provided, however, that the amount of such insurance in respect of the required flood and earthquake coverage may be limited, at Tenant's option, to Five Million Dollars ($5,000,000). The term "FULL INSURABLE VALUE" as used in this Lease shall mean the actual replacement value of the applicable Facility (including all improvements) and every portion thereof, including the cost of compliance with changes in zoning and building codes and other laws and regulations, demolition and debris removal and increased cost of construction. In addition, the casualty insurance required under this Section 4.2 will include an agreed amount endorsement such that the insurance carrier has accepted the amount of coverage and has agreed that there will be no co-insurance penalty.

                  4.3 PUBLIC LIABILITY. Tenant shall maintain comprehensive general public liability insurance coverage (including products liability coverage) against claims for bodily injury, death or property damage occurring on, in or about each Facility and the adjoining sidewalks and passageways, such insurance to include a broad form endorsement and to afford protection to Landlord and Tenant of not less than One Million Dollars ($1,000,000) with respect to bodily injury or death to any one person, not less than Five Million Dollars ($5,000,000) with respect to any one accident, and not less than One Million Dollars ($1,000,000) with respect to property damage; provided, that Landlord shall have the right at any time hereafter to require such higher limits as may be reasonable and customary for transactions and properties that are similar to the applicable Facility and that are located in the area thereof.

                  4.4 PROFESSIONAL LIABILITY INSURANCE. Tenant shall maintain with respect to each Facility insurance against liability imposed by law upon Tenant for damages on account of professional services rendered or which should have been rendered by Tenant or any person for which acts Tenant is legally liable on account of injury, sickness or disease, including death at any time resulting therefrom, and including damages allowed for loss of service, in a minimum amount of One Million Dollars ($1,000,000) for each claim and Five Million Dollars ($5,000,000) in the aggregate.

                  4.5 WORKERS COMPENSATION. Tenant shall comply with all legal requirements regarding worker's compensation, including any requirement to maintain worker's compensation insurance against claims for injuries sustained by Tenant's employees in the course of their employment.

                  4.6 BOILER INSURANCE. Tenant shall maintain with respect to each Facility boiler and pressure vessel insurance, including an endorsement for boiler business interruption insurance, on any fixtures or equipment which are capable of bursting or exploding, in an amount not less than Five Million Dollars ($5,000,000) for damage to property, bodily injury or death resulting from such perils.

                  4.7 BUSINESS INTERRUPTION INSURANCE. Tenant shall maintain with respect to each Facility, at its expense, business interruption and extra expense insurance insuring a period of not less than six (6) months.

                  4.8 DEDUCTIBLE AMOUNTS. The policies of insurance which Tenant is required to provide under this Lease will not have deductibles or self-insured retentions in excess of One Hundred Thousand Dollars ($100,000), or such higher amount as may be commercially reasonable under applicable circumstances, as reasonably determined by Landlord.

         5.       USE, MAINTENANCE AND ALTERATION OF THE PREMISES.

                  5.1      TENANT'S MAINTENANCE OBLIGATIONS.

                           5.1.1 Tenant will keep and maintain the Premises in good appearance, repair and condition and maintain proper housekeeping. Tenant shall promptly make or cause to be made all repairs, interior and exterior, structural and nonstructural, ordinary and extraordinary, foreseen and unforeseen, necessary to keep each Facility in good and lawful order and condition and in substantial compliance with all applicable requirements for the licensing of the Personal Care Facilities in the State in which such Facility is located and certification for participation in Medicare and Medicaid (or any successor programs) as currently exist or as are obtained by Tenant at a later date or as otherwise required under all applicable local, state and federal laws.

                           5.1.2    As part of Tenant's obligations under this
                  Section 5.1, Tenant shall be responsible to maintain, repair and replace all Landlord Personal Property and all Tenant Personal Property (as defined in Section 7.1 below) in good condition, ordinary wear and tear excepted, consistent with prudent industry practice as applicable to the Personal Care Facilities.

                           5.1.3 Without limiting Tenant's obligations to maintain the Premises under this Lease, within thirty (30) days of the end of each Lease Year starting with the end of the fifth (5th) Lease Year, Tenant shall provide Landlord with evidence satisfactory to Landlord in the reasonable exercise of Landlord's discretion that Tenant has in such Lease Year and the two (2) immediately preceding Lease Years spent on Repair Expenditures for each Facility an annual average amount of at least Two Hundred Dollars ($200) per unit per year as such amount is adjusted annually at the end of each Lease Year for increases in the CPI from the date hereof. The term "REPAIR EXPENDITURES" is defined to mean repairs or modifications to the Facility which have the effect of maintaining the competitive position of the Facility in its respective marketplace. Non-exclusive examples of Repair Expenditures are replacement wallpaper, tiles, window coverings, lighting fixtures, painting, landscaping, carpeting, architectural adornments, common area amenities and the like. It is expressly understood that capital improvements or repairs (such as but not limited to repairs or replacements to the structural elements, equipment, fixtures, appliances, parking area, or the roof or to the electrical, plumbing, HVAC or other mechanical or structural systems in the Facility) and any advances under Section 5.7 shall not be considered to be Repair Expenditures. If Tenant fails to make at least the above amount of Repair Expenditures, Tenant shall promptly on demand from Landlord (but in no event more than five (5) days) pay to Landlord the applicable shortfall in Repair Expenditures. Such funds shall be the sole property of Landlord and Landlord may in its sole discretion provide such funds to Tenant to correct the shortfall in Repair Expenditures or may simply retain such funds as supplemental rent hereunder.

                  5.2      REGULATORY COMPLIANCE.

                           5.2.1 Tenant and each Facility shall comply in all material respects with all federal, state and local licensing and other laws and regulations applicable to the Personal Care Facilities as well as with the certification requirements of Medicare and Medicaid (or any successor program) that are obtained by Tenant. Further, Tenant shall ensure that each Facility continues to be licensed and operated as a Personal Care Facility with a licensed and operating capacity as set forth on Schedule 2, fully certified for participation in Medicare and Medicaid (or any successor program) that are obtained by Tenant throughout the Term and at the time the Premises are returned to Landlord at the termination thereof, all without any suspension, revocation, decertification, material penalty or material limitation. Further, Tenant shall not commit any act or omission that would in any way violate any certificate of occupancy affecting any Facility. Without limiting the generality of the foregoing, Tenant shall be responsible to obtain all licenses and certificates of occupancy for each Facility upon completion of any construction thereto in order to operate such Facility for its intended use in compliance with applicable legal and regulatory requirements.

                           5.2.2 During the Term, all inspection fees, costs and charges associated with a change of any licensure or certification shall be borne solely by Tenant. Tenant shall at its sole cost make any additions or alterations to any Facility necessitated by, or imposed in connection with, a change of ownership inspection survey for the transfer of operation of such Facility from Tenant or Tenant's assignee or subtenant to Landlord or Landlord's designee at the expiration or earlier termination of the Term in accordance herewith.

                           5.2.3 If Tenant elects to participate in Medicare or Medicaid (or any successor program), Tenant shall comply in all material respects with the requirements to participate in such programs. However, it shall not be a default under this Lease if Tenant voluntarily for its own business reasons elects to discontinue its participation in such programs so long as at the time of such discontinuance there is no ongoing proceeding by the applicable regulatory authority to decertify Tenant and so long as Tenant at the time of such discontinuance is not in material default of any material requirement of any such program.

                  5.3 PERMITTED USE. Tenant shall continuously use and occupy each Facility during the Term solely as a Personal Care Facility licensed and operated as set forth in the Lease, with the number of beds or units set forth on Schedule 2.

                  5.4 TENANT REPURCHASE OBLIGATION. In the event of an Event of Default arising from Tenant's failure to comply with Section 5.3 and during the pendency thereof, or if an Event of Default occurs and is continuing because the license of any Facility is revoked, suspended or materially limited for any of the uses included in the definition of Personal Care Facilities, then in addition to Landlord's other rights and remedies under this Lease, Landlord shall have the right to put the applicable Facility to Tenant. If Landlord exercises such right, Tenant shall purchase the applicable Facility from Landlord for a cash price equal to the greater of the Adjusted Fair Market Value of the applicable Facility or the portion of the Landlord's Original Investment applicable to such Facility on the date of Landlord's notice of exercise. Such Adjusted Fair Market Value shall be as agreed between Landlord and Tenant. However, failing such agreement within ten (10) days of Landlord's notice of exercise under this Section, such Adjusted Fair Market Value shall be determined by the appraisal process set forth in Exhibit B attached hereto. Within ninety
(90) days of Landlord's exercise of its put under this Section 5.4, such purchase shall be consummated utilizing an escrow at a national title company selected by Landlord. Such escrow shall be documented on such title company's standard sale escrow instructions without representations or warranties and without any due diligence or other contingencies in favor of the buyer. Tenant shall pay all costs of such sale transaction. At the close of such sale, Landlord shall deliver to Tenant title to the applicable Facility subject only to the applicable title exceptions shown on Exhibit C attached hereto. Upon the consummation of the sale of any Facility pursuant to this Section 5.4, Landlord's Original Investment and Minimum Rent shall be reduced by the respective amount thereof attributable to such Facility.

                  5.5 NO LIENS; PERMITTED CONTESTS. Tenant shall not cause or permit any liens, levies or attachments to be placed or assessed against any portion of the Premises or the operation thereof for any reason. However, Tenant shall be permitted in good faith and at its expense to contest the existence, amount or validity of any lien upon any portion of the Premises by appropriate proceedings sufficient to prevent the collection or other realization of the lien or claim so contested, as well as the sale, forfeiture or loss of any of the Premises or any rent to satisfy the same. Tenant shall provide Landlord with security satisfactory to Landlord in Landlord's reasonable judgment to assure the foregoing. Each contest permitted by this Section 5.5 shall be promptly and diligently prosecuted to a final conclusion by Tenant.

                  5.6 ALTERATIONS BY TENANT. Subject to Section 5.8, Tenant shall have the right of altering, improving, replacing, modifying or expanding the facilities, equipment or appliances in each Facility from time to time as it may determine is desirable for the continuing and proper use and maintenance of the Premises under this Lease; provided, however, that any alterations, improvements, replacements, expansions or modifications to any single Facility in excess of Two Hundred Thousand Dollars ($200,000) in any rolling twelve (12) month period shall require the prior written consent of the Landlord; provided, further, that the aggregate cost of tenant-funded improvements for any single Facility cannot exceed ten percent (10%) of Landlord's Original Investment therefor without securing the prior written consent of Landlord. Any amounts funded by Tenant as necessitated by damage to the Premises by casualty or condemnation shall not count towards the foregoing calculation. The cost of all alterations, improvements, replacements, modifications, expansions or other purchases, covered by this Section 5.6, whether undertaken as an on-going licensing, Medicare or Medicaid (or any successor program) requirement (if applicable) or other regulatory requirement or otherwise shall be borne solely and exclusively by Tenant (unless funded by Landlord under Section 5.7) and shall immediately become a part of the Premises and the property of the Landlord subject to the terms and conditions of this Lease. All work done in connection therewith shall be done in a good and workmanlike manner and in compliance with all existing codes and regulations pertaining to the applicable Facility and shall comply with the requirements of insurance policies required under this Lease. In the event any items of any Facility have become inadequate, obsolete or worn out or require replacement (by direction of any regulatory body or otherwise), Tenant shall remove such items and exchange or replace the same at Tenant's sole cost and the same shall become part of the Premises and property of the Landlord.

                  5.7 CAPITAL IMPROVEMENTS FUNDED BY LANDLORD. In the event Tenant desires to make a capital improvement or a related series of capital improvements to any Facility and if Tenant desires that Landlord fund the same, Landlord shall, in its discretion and without obligation, within thirty (30) days of Tenants' written request therefor, consider Tenant's request to fund such capital improvements. Each and every capital improvement funded by Landlord under this Section shall immediately become a part of the Premises and shall belong to Landlord subject to the terms and conditions of this Lease. If Landlord funds any capital improvements, Landlord's Original Investment shall be increased for all purposes under this Lease by the amount of the funds provided by Landlord for capital improvements.

                  5.8 COMPLIANCE WITH IRS GUIDELINES. Any improvement or modification to the Premises shall satisfy the requirements set forth in Sections 4(4).02 and .03 of Revenue Procedure 75-21, 1975-1 C.B. 715, as modified by Revenue Procedure 79-48, 1979-2 C.B. 529. Landlord reserves the right to refuse to consent to any improvement or modification to the Premises if, in its judgment, such improvement or modification does not meet the foregoing requirements.

         6.       CONDITION AND TITLE OF PREMISES; RIGHT OF FIRST OFFER.

                  6.1 CONDITION AND TITLE OF PREMISES. Tenant acknowledges that it is presently engaged (or has hired a consultant or manager that is presently engaged) in the operation of Personal Care Facilities in the States in which the Facilities are located and has expertise (or has hired a consultant or manager that has expertise) in senior housing, independent living, personal care, skilled and intermediate nursing, subacute care and dementia care. Tenant has thoroughly investigated the Premises and has selected the Premises to its own specifications. Tenant accepts the Premises for use as Personal Care Facilities under this Lease on an "AS IS, WHERE IS, WITH ALL FAULTS" basis and will assume all responsibility and cost for the correction of any observed or unobserved deficiencies or violations. In making its decision to enter into this Lease, Tenant has not relied on any representations or warranties, express or implied, of any kind from Landlord. Notwithstanding any other provision of this Lease to the contrary, Tenant accepts the Premises in their present condition, AS IS, WHERE IS, WITH ALL FAULTS, and without any representations or warranties whatsoever, express or implied, including, without limitation, any express or implied representations or warranties as to the fitness, use, suitability, or condition of the Premises. Tenant hereby represents and warrants to Landlord that Tenant is thoroughly familiar with the Premises and the condition thereof, that Tenant is relying on Tenant's own personal knowledge of the condition of the Premises, that neither Landlord nor any person or entity acting or allegedly acting for or on behalf of Landlord or any other person or entity having or claiming any interest in the Premises has made any representations, warranties, agreements, statements, or expressions of opinions in any way or manner whatsoever related to, connected with, or concerning the Premises, the condition of the Premises, or any other fact or circumstance whatsoever on which Tenant is relying, and, to the maximum extent not prohibited by applicable law, Tenant hereby releases and discharges Landlord and all other persons and entities having or claiming any interest in the Premises from all liability, damages, costs, and expenses of every kind and nature whatsoever in any way or manner arising out of, connected with, related to, or emanating from the condition of the Premises at any time during the Term of this Lease. Tenant has examined the condition of title to the Premises prior to the execution and delivery of this Lease and has found the same to be satisfactory.

                  6.2      RIGHT OF FIRST OFFER TO PURCHASE PREMISES.

                           6.2.1 Tenant shall have the right of first offer to purchase the Premises upon the terms and conditions set forth in this Section 6.2; provided, however, Tenant shall not have the right to exercise its rights under this Section 6.2 if any Event of Default has occurred and is continuing as of any of the following dates: (i) the date on which Landlord delivers an Offering Notice to Tenant pursuant to Section 6.2.2(i), or (ii) the date of Tenant's delivery of an Exercise Notice pursuant to Section 6.2.2(ii), or (iii) or the closing date established to consummate the purchase of the Premises pursuant to Section 6.2.2(iii).

                           6.2.2 If during the Term Landlord receives a bona fide offer to purchase the Premises, or any portion thereof (the "OFFERED PROPERTY"), from any person or entity other than an Affiliate of Landlord (as such term is defined in Section
                  10.1.4 below), Landlord and Tenant shall take the following steps if Landlord has determined to accept such offer:

                                    (i)      Landlord shall give written notice
                  to Tenant of its intention to accept such offer, which notice shall set forth the price, terms and conditions contained in the offer to purchase the Offered Property which Landlord intends to accept ("OFFERING NOTICE");

                                    (ii)     Within fifteen (15) days after
                  receipt of an Offering Notice, Tenant shall either (A) deliver to Landlord written notice that Tenant does not desire to purchase the Offered Property on the terms set forth in the Offering Notice, or (B) deliver to Landlord written notice of Tenant's desire to exercise its right to purchase the Offered Property on the terms set forth in the Offering Notice pursuant to this Section 6.2 ("EXERCISE NOTICE");

                                    (iii)    If Tenant delivers an Exercise
                  Notice within such fifteen (15) day period, Landlord as seller and Tenant as buyer shall immediately open an escrow to consummate such purchase at a national title company selected by Landlord in its reasonable discretion on the following terms: (A) the form of such instructions to be then signed by Landlord and Tenant shall be such title company's standard sale escrow instructions and, notwithstanding anything set forth in the Offering Notice to the contrary, shall not provide for any representations or warranties by Landlord as seller or for any due diligence or other contingencies in favor of Tenant as buyer, (B) the purchase price shall be payable in cash by Tenant or on such other terms as are set forth in the Offering Notice with escrow to close on or before the date set forth in the Offering Notice, (C) transaction costs shall be paid as set forth in the Offering Notice, (D) at close, Landlord shall deliver title to the Offered Property subject only to the applicable title exceptions shown on Exhibit C attached hereto, (E) the sale escrow instructions shall provide for an earnest money deposit in the amount set forth in the Offering Notice and shall provide that such deposit may be retained by Landlord as liquidated damages in the event of any breach by Tenant of the terms of the escrow instructions (provided, however, such liquidated damages shall relate only to Landlord's damages by reason of a breach of the escrow instructions and shall in no way liquidate or limit Landlord's damages by reason of a breach of this Lease), and
                  (F) the escrow instructions shall otherwise be in form and substance reasonably satisfactory to Landlord. If Tenant fails to close the escrow for any reason other than a breach by Landlord, then Landlord shall have the right at its option (to be exercised in Landlord's sole discretion) to either declare such breach to be a default under this Lease (as to which the cure period shall, notwithstanding anything else in this Lease, be ten (10) calendar days after notice by Landlord, after which an Event of Default shall exist), or Landlord may elect to pursue all remedies available to Landlord against Tenant under the escrow instructions or under applicable law.

                                    (iv)     If within the fifteen (15) day
                  period following Landlord's delivery of an Offering Notice, Tenant either delivers to Landlord the notice set forth in
                  Section 6.2.2 (ii)(A) or fails to deliver either of the notices set forth in Section 6.2.2(ii), then for a period of nine (9) months following the expiration of such fifteen (15) day period Landlord shall be free to sell the Offered Property on the terms set forth in the Offering Notice or on any other revised terms deemed appropriate by Landlord in its sole discretion; provided, however, if such other revised terms include a price that is more than ten percent (10%) below the price set forth in the Offering Notice, then prior to completing any sale on such revised terms Landlord shall notify Tenant of such revised offering terms. During the five (5) business day period after receipt by Tenant of such notice, Tenant shall have the right (to be exercised if at all by Tenant's execution of escrow instructions and deposit of earnest money under Section 6.2.2 (iii) within such five (5) business day period) to require that Landlord sell the Offered Property to Tenant on such revised offering terms. If Tenant fails to timely exercise its right as required by the preceding proviso, Landlord shall be free to sell the Offered Property to a third party on the revised offering terms.

                                    (v)      If at the end of the nine (9) month
                  period described in Section 6.2.1(iv), Landlord has not sold the Offered Property, then Landlord shall again be required to comply with the provisions of this Section 6.2 if Landlord desires to accept a third party offer to purchase the Offered Property.

                                    (vi)     If an escrow is opened pursuant to
                  Section 6.2.2(iii) and such escrow fails to close by reason of Tenant's default, in addition to all of the other rights and remedies of Landlord with respect to such breach, Landlord shall thereafter be free to sell the Premises or any portion thereof to any Person on any terms whatsoever without being required to comply with this Section 6.2.

                                    (vii)    If Landlord has hypothecated its
                  interest in the Premises, this Section 6.2 shall not apply to any judicial or non-judicial sale of the Premises in connection with any foreclosure action or proceeding by the lender, or to any deed in lieu of such foreclosure.

                                    (viii) Upon the consummation of the sale of
                  any Offered Property pursuant to this Section 6.2, Landlord's Original Investment and Minimum Rent shall be reduced by the respective amount thereof attributable to such Offered Property.

         7.       LANDLORD AND TENANT PERSONAL PROPERTY.

                  7.1 TENANT PERSONAL PROPERTY. Tenant shall install, affix or assemble or place on each Facility all items of furniture, fixtures, equipment and supplies not included as Landlord Personal Property as Tenant reasonably considers to be appropriate for Tenant's use of the Premises as contemplated by this Lease (the "TENANT PERSONAL PROPERTY"). Tenant shall provide and maintain during the entire Term all Tenant Personal Property as shall be necessary in order to operate each Facility in compliance with all requirements set forth in this Lease. All Tenant Personal Property shall be and shall remain the property of Tenant and may be removed by Tenant upon the expiration of the Term. However, if there is any Event of Default which is continuing, Tenant will not remove the Tenant Personal Property from the Premises and will on demand from Landlord, convey (subject to any existing security interest thereon) the Tenant Personal Property to Landlord by executing a bill of sale in a form reasonably required by Landlord. Upon any such conveyance of Tenant Personal Property to Landlord, the amount owing by Tenant to Landlord by reason of the applicable Event of Default shall be reduced by the fair market value of such Tenant Personal Property, net of any associated debt assumed by Landlord. Such fair market value shall be established by agreement of the parties, but failing such agreement, within ten (10) days of request by any party, such fair market value shall be established by the appraisal process set forth in Exhibit B. In any event, Tenant will repair all damage to the Premises caused by any removal of the Tenant Personal Property.

                  7.2      LANDLORD'S SECURITY INTEREST.

                           7.2.1 The parties intend that if Tenant defaults under this Lease, Landlord will control the Tenant Personal Property and the Intangible Property (as defined in Section
                  7.4 below) so that Landlord or its designee can operate or re-let each Facility intact for use as a Personal Care Facility.

                           7.2.2 Therefore, to implement the intention of the parties, and for the purpose of securing the payment and performance of Tenant's obligations under this Lease, Tenant, as debtor, hereby grants to Landlord, as secured party, a security interest in and an express contractual lien upon, all of Tenant's right, title and interest in and to the Tenant Personal Property and in and to the Intangible Property and any and all products and proceeds thereof, in which Tenant now owns or hereafter acquires an interest or right, including any leased Tenant Personal Property. This Lease constitutes a security agreement covering all such Tenant Personal Property and the Intangible Property. The security interest granted to Landlord in this Section 7.2.2 is intended by Landlord and Tenant to be subordinate to any security interest granted in connection with the financing or leasing of all or any portion of the Tenant Personal Property so long as the lessor or financier of such Tenant Personal Property agrees to give Landlord written notice of any default by Tenant under the terms of such lease or financing arrangement, to give Landlord a reasonable time following such notice to cure any such default and to consent to Landlord's written assumption of such lease or financing arrangement upon Landlord's curing of any defaults thereunder. This security agreement and the security interest created herein shall survive the termination of this Lease if such termination results from the occurrence of an Event of Default.

                           7.2.3 Notwithstanding the foregoing, in no event will Landlord's security interest extend to any of Tenant's motor vehicles, proprietary software or systems, operating manuals or the tradenames "American Retirement Corporation," "ARC," "Homewood" or any derivation thereof.

                  7.3 FINANCING STATEMENTS. If required by Landlord at any time during the Term, Tenant will execute and deliver to Landlord, in form reasonably satisfactory to Landlord, additional security agreements, financing statements, fixture filings and such other documents as Landlord may reasonably require to perfect or continue the perfection of Landlord's security interest in the Tenant Personal Property and the Intangible Property and any and all products and proceeds thereof now owned or hereafter acquired by Tenant. Tenant shall pay all fees and costs that Landlord may incur in filing such documents in public offices and in obtaining such record searches as Landlord may reasonably require. In the event Tenant fails to execute any financing statements or other documents for the perfection or continuation of Landlord's security interest, Tenant hereby appoints Landlord as its true and lawful attorney-in-fact to execute any such documents on its behalf, which power of attorney shall be irrevocable and is deemed to be coupled with an interest.

                  7.4 INTANGIBLE PROPERTY. The term "INTANGIBLE PROPERTY" means documents, chattel paper, contract rights, residency agreements, management agreements, medical records, patient files, confidential patient materials, general intangibles, choses in action, now owned or hereafter acquired by Tenant (including any right to any refund of any taxes or other charges heretofore or hereafter paid to any governmental authority) arising from or in connection with Tenant's operation or use of the Premises; all licenses and permits now owned or hereinafter acquired by Tenant, necessary or desirable for Tenant's use of the Premises under this Lease, including without limitation, if applicable, any certificate of need or other similar certificate; and the right to use any trade or other name now or hereafter associated with the operation of the Premises by Tenant, including, without limitation, the names "Lakeway," "Naples," "Pinegate," "Pearland," "Bay Pines," "Trinity Towers" and "Spring Shadows," but excluding any corporate names or logos used by Tenant. For purposes of this Lease, the term "Intangible Property" shall not include accounts receivable, negotiable instruments, rights to payment from third parties, security deposits, utility deposits, proprietary software, training manuals, or general corporate trademarks, service marks, logos, insignia, books or records of Tenant, or the tradenames "American Retirement Corporation," "ARC," "Homewood" or any derivation thereof.

         8. REPRESENTATIONS AND WARRANTIES. Landlord and Tenant do hereby each for itself represent and warrant to each other as follows:

                  8.1 DUE AUTHORIZATION AND EXECUTION. This Lease and all agreements, instruments and documents executed or to be executed in connection herewith by either Landlord or Tenant were duly authorized and shall be binding upon the party that executed and delivered the same.

                  8.2 DUE ORGANIZATION. Landlord and Tenant are duly organized, validly existing and in good standing under the laws of the State of their respective formations and are duly authorized and qualified to do all things required of the applicable party under this Lease within the States in which the Facilities are located.

                  8.3 NO BREACH OF OTHER AGREEMENTS. Neither this Lease nor any agreement, document or instrument executed or to be executed in connection herewith, violates the terms of any other agreement to which either Landlord or Tenant is a party where such violation would have a material adverse effect.

         9.       FINANCIAL, MANAGEMENT AND REGULATORY REPORTS.

                  9.1 MONTHLY FACILITY REPORTS. Within thirty (30) days after the end of each calendar month during the Term, Tenant shall prepare and deliver monthly financial reports to Landlord consisting of a balance sheet and income statement prepared in accordance with generally accepted accounting principles consistently applied ("GAAP"), and a summary of significant operating statistics (including but not limited to total patient days, total number of beds and occupancy and payor mix) concerning the business conducted at each Facility. These reports will be accompanied by a statement signed by the President, Chief Financial Officer, Principal Accounting Officer, Controller, Executive Vice President for Corporate Development, Executive Vice President for Development Services, or other officer of Tenant as approved by Landlord in writing in its sole discretion, affirming that said reports are true and correct in all material respects and do not fail to disclose any material adverse information, all after due inquiry ("OFFICER'S CERTIFICATE").

                  9.2      QUARTERLY FINANCIAL STATEMENTS. Within forty-five
(45) days of the end of each of the first three quarters of the fiscal year of Tenant, Tenant shall deliver to Landlord the unaudited quarterly consolidated financial statements of Guarantor and Tenant prepared in accordance with GAAP accompanied by an Officer's Certificate.

                  9.3 ANNUAL FINANCIAL STATEMENT. Within ninety (90) days of the fiscal year end of Guarantor and Tenant, Tenant shall deliver to Landlord the annual consolidated financial statement of Tenant and Guarantor prepared in accordance with GAAP and audited by a certified public accounting firm reasonably acceptable to Landlord. Notwithstanding any of the other terms of this Section 9.3, if Tenant or Guarantor becomes subject to any reporting requirements of the Securities and Exchange Commission (the "SEC") during the Term, Tenant shall deliver to Landlord within five (5) days of delivery to the SEC such reports as are delivered to the SEC pursuant to applicable security laws.

                  9.4 ACCOUNTING PRINCIPLES. All of the reports and statements required hereby shall be prepared in accordance with GAAP.

                  9.5 REGULATORY REPORTS. In addition, Tenant shall within five (5) business days of receipt thereof deliver to Landlord all federal, state and local licensing and reimbursement certification surveys, inspection and other reports received by Tenant as to the Premises or any portion thereof and the operation of business thereon, including, without limitation, state department of human services licensing surveys, Medicare and Medicaid (and successor programs) certification surveys (if applicable) and life safety code reports. Within five (5) business days of receipt thereof, Tenant shall give Landlord written notice of any violation of any federal, state or local licensing or reimbursement certification statute or regulation including without limitation Medicare and Medicaid or successor programs (if applicable to the Premises or any portion thereof), any suspension, termination or restriction placed upon Tenant or the Premises or any portion thereof, the operation of business thereon or the ability to admit residents, or any violation of any other permit, approval or certification in connection with the Premises or any portion thereof or its business, by any federal, state or local authority including without limitation Medicare and Medicaid or successor programs if applicable to the Premises or any portion thereof.

                  9.6 ADDITIONAL INFORMATION. Within ten (10) days of Landlord's request therefor, which may be made from time to time and at any time during the Term, Tenant shall also deliver such other information, reports or statements as Landlord may reasonably request.

         10.      EVENTS OF DEFAULT AND LANDLORD'S REMEDIES.

                  10.1 EVENTS OF DEFAULT. The occurrence of any of the following shall constitute an event of default on the part of Tenant hereunder ("EVENT OF DEFAULT"):

                           10.1.1 The failure to pay within ten (10) calendar days of the date when due any Minimum Rent, Additional Rent or other monetary amount due hereunder, including without limitation any taxes or assessments required of Tenant (or impounds therefor), under this Lease;

                           10.1.2 A material breach: (a) by Tenant of any representation or warranty in this Lease, (b) by Guarantor of any representation or warranty in, or other obligation under, the Guaranty, or (c) by Tenant or Guarantor of any representation or warranty in, or other obligation under, that certain Agreement to Enter into Master Leases and Termination of Leases dated as of July 31, 2001 by and among Landlord, Tenant and Guarantor (the "MASTER AGREEMENT");

                           10.1.3 A material default by Tenant (or any Affiliate of Tenant) ("AFFILIATE" being defined to mean, with respect to any person or entity, any other person or entity which controls, is controlled by or is under common control with the first person or entity) under any other material obligation other than this Lease owed by Tenant (or any Affiliate of Tenant) to Landlord or any Affiliate of Landlord (including without limitation any financing agreement or any other lease), which default is not cured within any applicable cure period provided in the documentation for such obligation; or, a material default by Guarantor (or any Affiliate of Guarantor ) under any material obligation other than this Lease or the Guaranty owed by Guarantor (or any Affiliate of Guarantor) to Landlord or any Affiliate of Landlord (including without limitation any financing agreement or any other lease), which default is not cured within any applicable cure period provided in the documentation for such obligation;

                           10.1.4 A material default by Tenant with respect to any material obligation under any other lease or financing agreement with any other party, which default is not cured within any applicable cure period provided in the documentation for such obligation;

                           10.1.5 Any material misstatement or omission of any material fact in any written report, notice or communication from senior management of Tenant or Guarantor to Landlord with respect to Tenant, Guarantor, or the Premises or any portion thereof;

                           10.1.6 Any change (voluntary or involuntary, by operation of law or otherwise) in the person, persons, entity or entities which ultimately exert effective control over the management of the affairs of Tenant or Guarantor as of the date hereof except as permitted in Section 22.2 below;

                           10.1.7 An assignment by Tenant or Guarantor of all or substantially all of its property for the benefit of creditors;

                           10.1.8 The appointment of a receiver, trustee, or liquidator for Tenant or Guarantor, or any of the property of Tenant or Guarantor, if within three (3) business days of such appointment Tenant or Guarantor does not inform Landlord in writing that Tenant or Guarantor intends to cause such appointment to be discharged or Tenant or Guarantor does not thereafter diligently prosecute such discharge to completion within sixty (60) days after the date of such appointment;

                           10.1.9 The filing by Tenant or Guarantor of a voluntary petition under any federal bankruptcy law or under the law of any state to be adjudicated as bankrupt or for any arrangement or other debtor's relief, or in the alternative, if any such petition is involuntarily filed against Tenant or Guarantor by any other party and Tenant or Guarantor does not within three (3) business days of any such filing inform Landlord in writing of the intent by Tenant or Guarantor to cause such petition to be dismissed, if Tenant or Guarantor does not thereafter diligently prosecute such dismissal, or if such filing is not dismissed within ninety (90) days after filing thereof;

                           10.1.10 The failure to perform or comply in any material respect with any other term or provision of this Lease (other than those provisions set forth in Section
                  10.1.11 below), not requiring the payment of money, including, without limitation, the failure to comply with the provisions hereof pertaining to the use, operation and maintenance of the Premises (or any portion thereof) or the breach of any representation or warranty of Tenant in this Lease; provided, however, the default described in this Section 10.1.10 is curable and shall be deemed cured, if: (i) within five (5) business days of Tenant's receipt of a notice of default from Landlord, Tenant gives Landlord notice of its intent to cure such default; and (ii) Tenant cures such default within thirty
                  (30) days after such notice from Landlord, unless such default cannot with due diligence be cured within a period of thirty
                  (30) days because of the nature of the default or delays beyond the control of Tenant, and cure after such thirty (30) day period will not have a material and adverse effect upon all or any portion of the Premises, in which case such default shall not constitute an Event of Default if Tenant uses its best efforts to cure such default by promptly commencing and diligently pursuing such cure to the completion thereof, provided, however, no such default shall continue for more than one hundred twenty (120) days from Tenant's receipt of a notice of default from Landlord;

                           10.1.11 There shall be (a) no cure period in the event of the breach by Tenant of (i) the obligation to provide replacement policies of insurance as required in Section 4.1 above, (ii) the provisions of Section 20 below, or (iii) the provisions of Section 22 below with respect to assignments and other related matters, and (b) a cure period of ten (10) days following Landlord's notice of any breach by Tenant to provide any financial or other information required pursuant to
                  Section 9 above; and

                           10.1.12 All notice and cure periods provided herein shall run concurrently with any notice or cure periods provided by applicable law.

                  10.2 REMEDIES. Upon the occurrence of an Event of Default and during the pendency thereof, Landlord may exercise all rights and remedies under this Lease and applicable law available to a lessor of real and personal property in the event of a default by its lessee, and as to the Tenant Personal Property and Intangible Property all remedies granted under the laws of any applicable State to a secured party under its Uniform Commercial Code. Without limiting the foregoing, Landlord shall have the right to do any of the following:

                           10.2.1 Sue for the specific performance of any covenant of Tenant under this Lease as to which Tenant is in breach;

                           10.2.2 Upon compliance with the requirements of applicable law and to the extent allowed thereunder, Landlord may do any of the following: enter upon the Premises, terminate this Lease, dispossess Tenant from the Premises and/or collect money damages by reason of Tenant's breach, including without limitation all rent which would have accrued after such termination and all obligations and liabilities of Tenant under this Lease which survive the termination of the Term;

                           10.2.3 Elect to leave this Lease in place and sue for rent and/or other money damages as the same come due;

                           10.2.4 Before or after repossession of the Premises pursuant to Section 10.2.2, and whether or not this Lease has been terminated, Landlord shall have the right (but shall be under no obligation except to the extent required by applicable law) to relet any portion of the Premises to such tenant or tenants, for such term or terms (which may be greater or less than the remaining balance of the Term), for such rent, or such conditions (which may include concessions or free rent) and for such uses, as Landlord, in its absolute discretion, may determine, and Landlord may collect and receive any rents payable by reason of such reletting. Landlord shall have no duty to mitigate damages unless required by applicable law and shall not be responsible or liable for any failure to relet any of the Premises or for any failure to collect any rent due upon any such reletting. Tenant agrees to pay Landlord, immediately upon demand, all expenses incurred by Landlord in obtaining possession and in reletting any of the Premises, including fees, commissions and costs of attorneys, architects, agents and brokers;

                           10.2.5 Sell the Tenant Personal Property in a non-judicial foreclosure sale;

                           10.2.6 Revoke any waiver or deferral given by Landlord of any Minimum Rent or Additional Rent or other amount payable hereunder, and immediately thereafter all such deferred or waived amounts shall become immediately due and payable. The foregoing shall not be construed to mean that Landlord is under any obligation whatsoever to consider or grant any such deferral or waiver to Tenant.

                           10.2.7 For the purpose of calculating rent loss damages payable to Landlord, Additional Rent for all periods after an Event of Default shall be calculated based on a two and one half percent (2.5%) annual increase of the

                  Additional Rent in effect at the end of the calendar quarter most recently ended before the applicable Event of Default.

                  10.3 RECEIVERSHIP. Tenant acknowledges that one of the rights and remedies available to Landlord under applicable law is to secure a court-appointed receiver to take possession of the Premises or any portion thereof, to collect the rents, issues, profits and income of the Premises or any portion thereof, and to manage the operation of the Premises or any portion thereof. Tenant further acknowledges that the revocation, suspension or material limitation of the certification of the Premises or any portion thereof for provider status under Medicare or Medicaid (or successor programs) as currently exist or as are obtained by Tenant at a later date and/or the revocation, suspension or material limitation of the license of the Premises or any portion thereof as Personal Care Facilities for the number of beds and units shown in
Schedule 2 under the laws of the State in which the applicable Facility is located will materially and irreparably impair the value of Landlord's investment in the Premises. Therefore, in the event of any such revocation, suspension or material limitation, and in addition to any other right or remedy of Landlord under this Lease, Tenant hereby consents to the appointment of such a receiver to enter upon and take possession of the Premises or any portion thereof, to manage the operation of the Premises or any portion thereof, to collect and disburse all rents, issues, profits and income generated thereby and to preserve or replace to the extent possible the licenses and provider certifications of the Premises required for the operation of the Personal Care Facilities or to otherwise substitute the licensee or provider thereof. The receiver shall be entitled to a reasonable fee for its services as a receiver. All such fees and other expenses of the receivership estate shall be added to the monthly rent due to Landlord under this Lease. Tenant hereby irrevocably stipulates to the appointment of a receiver under such circumstances and for such purposes and agrees not to contest such appointment.

                  10.4 LATE CHARGES; DEFAULT INTEREST. Tenant acknowledges that the late payment of any Minimum Rent, Additional Rent, or any other monetary amount due hereunder will cause Landlord to lose the use of such money and incur costs and expenses not contemplated under this Lease, including, without limitation, administrative and collection costs and processing and accounting expenses, the exact amount of which is extremely difficult to ascertain. Therefore, if any installment of Minimum Rent, Additional Rent or any other monetary amount due hereunder (including any amount to be impounded) is not paid within five (5) calendar days after the due date for such payment, then Tenant shall thereafter pay to Landlord on demand (a) a late charge equal to five percent (5%) of the amount of any installment of Minimum Rent, Additional Rent or other amount not paid on the due date, together with (b) interest on all such amounts (including the late charge) at the rate of the lesser of the Agreed Rate or the highest rate that may be collected pursuant to applicable law, accruing from the due date of such payment until receipt by Landlord of such payment and all late charges and interest thereon then due. As used herein, "AGREED RATE" shall mean six percent (6%) plus the "prime rate" then in effect as published from time to time in the Wall Street Journal (the "PRIME RATE"). Landlord and Tenant agree that this late charge and default interest represents a reasonable estimate of such costs and expenses and is fair compensation to Landlord for the loss suffered from such nonpayment by Tenant.

                  10.5 REMEDIES CUMULATIVE; NO WAIVER. No right or remedy herein conferred upon or reserved to Landlord is intended to be exclusive of any other right or remedy, and each and every right and remedy shall be cumulative and in addition to any other right or remedy given hereunder or now or hereafter existing at law or in equity. No failure of Landlord to insist at any time upon the strict performance of any provision of this Lease or to exercise any option, right, power or remedy contained in this Lease shall be construed as a waiver, modification or relinquishment thereof as to any similar or different breach (future or otherwise) by Tenant. A receipt by Landlord of any rent or other sum due hereunder (including any late charge) with knowledge of the breach of any provision contained in this Lease shall not be deemed a waiver of such breach, and no waiver by Landlord of any provision of this Lease shall be deemed to have been made unless expressed in a writing signed by Landlord.

                  10.6 PERFORMANCE OF TENANT'S OBLIGATIONS BY LANDLORD. If Tenant at any time shall fail to make any payment or perform any act on its part required to be made or performed under this Lease, then Landlord may, without waiving or releasing Tenant from any obligations or default of Tenant hereunder, make any such payment or perform any such act for the account and at the expense of Tenant, and may enter upon the Premises for the purpose of taking all such action thereon as may be reasonably necessary therefor. No such entry shall be deemed an eviction of Tenant. All reasonable sums so paid by Landlord and all necessary and incidental costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred in connection with the performance of any such act by Landlord, together with interest at the rate of the Prime Rate plus 5% (or if said interest rate is violative of any applicable statute or law, then the maximum interest rate allowable) from the date of the making of such payment or the incurring of such costs and expenses by Landlord, shall be payable by Tenant to Landlord on demand.

         11. SECURITY DEPOSIT. On the date hereof, Tenant shall post with Landlord cash or letters of credit in the face amount of, or a combination of cash and such letters of credit, in the aggregate amount of Two Million Six Hundred Seventy-Five Thousand Dollars ($2,675,000), representing a security deposit against the faithful performance of the terms and conditions contained in this Lease. If Landlord funds any additional improvements pursuant to Section
5.7 of this Lease, draws upon such cash or letters of credit pursuant to the terms hereof or if Minimum Rent is increased pursuant to the terms hereof, Tenant shall, at the time of such funding, drawing or increase, deposit with Landlord additional cash or an additional letter of credit such that the total amount of the security deposit, represented by cash and the undrawn amounts available under letters of credit, held by Landlord shall at all times be equal to thirty-two and 14/100 percent (32.14%) of the then due and payable annual Minimum Rent. Landlord shall not be deemed a trustee as to any such cash deposit and shall have the right to commingle any cash drawn from such letters of credit or cash security deposit with its own or other funds. Except during the continuance of any Event of Default, interest on the cash portions of the security deposit shall be paid by Landlord to Tenant on a quarterly basis in arrears (i) if Landlord segregates such cash portion of the deposit from its general funds, at the average rate earned in such period on Landlord's cash and cash equivalent investments, and (ii) if Landlord does not segregate such cash portion of the deposit from its general funds, at the average cost of funds for Landlord for short term borrowings for such period. In the event Tenant has fully complied with the terms of this Lease and no Event of Default exists, any remaining portion of the security deposit then held by Landlord shall be returned to Tenant within thirty (30) days after the expiration of the Term; provided, however, that Landlord shall have the right to draw on such cash or letters of credit for cleaning and repairing the Premises if Tenant shall fail to deliver the

Premises at the termination or expiration of this Lease in a neat and clean condition and in as good a condition as existed at the date of possession and occupancy of same, ordinary wear and tear only excepted. Landlord may draw upon any such letter of credit pursuant to the terms of that Letter of Credit Agreement (the "LETTER OF CREDIT AGREEMENT") of even date herewith by and between Landlord and Tenant. From time to time at Tenant's option following reasonable advance notice to Landlord, Tenant may replace any cash portion of the security deposit with letters of credit and may replace any letters of credit with a cash deposit of like amount, so long as in any such event the total amount of cash and the undrawn face amounts of letters of credit held by Landlord shall be equal to the amount required hereunder. Upon Tenant providing any additional letter of credit to Landlord pursuant to this Section 11, Landlord and Tenant shall enter into an amendment to the Letter of Credit Agreement or a further agreement substantially in the form of the Letter of Credit Agreement with respect to such additional letter of credit.

         12.      DAMAGE BY FIRE OR OTHER CASUALTY.

                  12.1 RECONSTRUCTION USING INSURANCE. In the event of the damage or destruction of any portion of the Premises, Tenant shall forthwith notify Landlord and diligently repair or reconstruct the same to a like or better condition than existed prior to such damage or destruction. Any net insurance proceeds payable with respect to the casualty shall be used for the repair or reconstruction of the applicable Facility pursuant to reasonable disbursement controls in favor of Landlord. If such proceeds are insufficient for such purposes, Tenant shall provide the required additional funds.

                  12.2 SURPLUS PROCEEDS. If there remains any surplus of insurance proceeds after the completion of the repair or reconstruction of the applicable portion of the Premises to Landlord's reasonable satisfaction, such surplus shall belong to and be paid to Tenant.

                  12.3 NO RENT ABATEMENT. The rent payable under this Lease shall not abate by reason of any damage or destruction of the Premises by reason of an insured or uninsured casualty. Tenant hereby waives all rights under applicable law to abate, reduce or offset rent by reason of such damage or destruction.

                  12.4 END OF TERM. Notwithstanding any other provision of this Section 12, if any Facility is more than 50% destroyed (measured by square footage) by casualty during the last six (6) months of the Initial Term or any Renewal Term, Tenant may terminate this Lease by written notice to Landlord delivered within thirty (30) days after the date of such casualty, in which event Landlord shall retain all insurance proceeds. The foregoing shall in no way limit or otherwise affect any right or remedy available to Landlord for Tenant's failure to maintain such insurance as may be required under this Lease.

         13.      CONDEMNATION.

                  13.1 COMPLETE TAKING. If during the Term all or substantially all of any Facility is taken or condemned by any competent public or quasi-public authority, then Tenant may, at Tenant's election, made within thirty (30) days of such taking by condemnation, terminate this Lease with respect to the affected Facility only, and the current Minimum Rent and Additional Rent shall be equitably rated as of the date of such termination. The award payable upon such taking shall be allocated between Landlord and Tenant as so allocated by the taking authority. In the absence of such allocation by the taking authority, the award shall be allocated to Landlord in an amount equal to the applicable portion of Landlord's Original Investment, and then, to the extent of any surplus, as agreed by Landlord and Tenant. Failing such agreement within thirty (30) days after the effective date of such taking, the award shall be allocated between Landlord and Tenant pursuant to the appraisal procedure described on Exhibit B attached hereto. Landlord's Original Investment will be reduced for all purposes under this Lease by reason of any award paid to Landlord under this Section 13.1.

                  13.2 PARTIAL TAKING. In the event such condemnation proceeding or right of eminent domain results in a taking of less than all or substantially all of any Facility, the Minimum Rent and Additional Rental thereto shall be abated to the same extent as the diminution in the fair market value of the Facility affected by reason of the condemnation. Such diminution in the fair market value shall be as agreed between Landlord and Tenant, but failing such agreement within thirty (30) days of the effective date of the condemnation the same will be determined by appraisal pursuant to Exhibit B attached hereto. Landlord shall be entitled to receive and retain any and all awards for the partial taking and damage and Tenant shall not be entitled to receive or retain any such award for any reason. Landlord's Original Investment will be reduced for all purposes under this Lease by reason of any award paid to Landlord under this Section 13.2.

                  13.3 LEASE REMAINS IN EFFECT. Except as provided above, this Lease shall not terminate and shall remain in full force and effect in the event of a taking or condemnation of the Premises, or any portion thereof, and Tenant hereby waives all rights under applicable law to abate, reduce or offset rent by reason of such taking.

         14.      PROVISIONS ON TERMINATION OF TERM.

                  14.1 SURRENDER OF POSSESSION. Tenant shall, on or before the last day of the Term, or upon earlier termination of this Lease (except with respect to any portion of the Premises that Tenant has purchased pursuant to any provision of this Lease), surrender to Landlord the Premises (including all resident charts and records along with appropriate resident consents) in good condition and repair, excepting only (i) ordinary wear and tear, (ii) any damage caused by condemnation pursuant to Section 13.1 above, or (iii) any damage caused by fire or other casualty resulting in the termination of the Lease pursuant to Section 12.4 above.

                  14.2 REMOVAL OF PERSONAL PROPERTY. If Tenant is not then in default hereunder Tenant shall have the right in connection with the surrender of the Premises to remove from the Premises all Tenant Personal Property but not the Landlord Personal Property (including the Landlord Personal Property replaced by Tenant or required by any applicable state or any other governmental entity to operate the Premises for the purpose set forth in Section
5.3 above). Any such removal shall be done in a workmanlike manner leaving the Premises in good and presentable condition and appearance, including repair of any damage caused by such removal. At the end of the Term or upon the earlier termination of this Lease, (except with respect to any portion of the Premises that Tenant has purchased pursuant to any provision of this Lease), Tenant shall return the Premises to Landlord with the Landlord Personal Property (or replacements thereof) in the same condition and utility as was delivered to Tenant at the commencement of the Term, normal wear and tear excepted.

                  14.3 TITLE TO PERSONAL PROPERTY NOT REMOVED. Title to any of Tenant Personal Property which is not removed by Tenant upon the expiration of the Term shall, at Landlord's election, vest in Landlord; provided, however, that Landlord may remove and dispose at Tenant's expense of any or all of such Tenant Personal Property which is not so removed by Tenant without obligation or accounting to the Tenant.

                  14.4 MANAGEMENT OF PREMISES. Upon the expiration or earlier termination of the Term (except with respect to any portion of the Premises that Tenant has purchased pursuant to any provision of this Lease), Landlord or its designee, upon written notice to Tenant, may elect to assume the responsibilities and obligations for the management and operation of the Premises and Tenant agrees to cooperate fully with Landlord or its designee to accomplish the transfer of such management and operation without interrupting the operation of the Premises. Tenant shall not commit any act or be remiss in the undertaking of any act that would jeopardize any licensure or certification of the facility, and Tenant shall comply with all requests for an orderly transfer of the Personal Care Facilities licenses, Medicare and Medicaid (or any successor program) certifications and possession at the time of any such surrender. Upon the expiration or earlier termination of the Term, Tenant shall promptly deliver copies of all of Tenant's books and records relating to the Premises and its operations to Landlord.

                  14.5 CORRECTION OF DEFICIENCIES. Upon termination or cancellation of this Lease, Tenant shall indemnify Landlord for any loss, damage, cost or expense incurred by Landlord to correct all deficiencies of a physical nature identified by the governmental agency responsible for licensing Personal Care Facilities in the state in which the applicable Facility is located, local health, fire and safety agencies or any other government agency or Medicare or Medicaid (or any successor program) providers in the course of the change of ownership inspection and audit.

         15. NOTICES AND DEMANDS. All notices and demands, certificates, requests, consents, approvals, and other similar instruments under this Lease shall be in writing and shall be deemed to have been properly given upon actual receipt thereof or within two (2) business days of being placed in the United States certified or registered mail, return receipt requested, postage prepaid
(a) if to Tenant, addressed to:

                                            American Retirement Corporation
                                            111 Westwood Place, Suite 402
                                            Brentwood, Tennessee 37027
                                            Attention: Mr. W. E. Sheriff
                                            Facsimile: (615) 221-2269

                  with a copy to:           Bass, Berry & Sims PLC
                                            315 Deaderick Street, Suite 2700
                                            Nashville, Tennessee 37238-3001
                                            Attention: T. Andrew Smith, Esq.
                                            Facsimile: (615) 742-2766
or at such other address as Tenant from time to time may have designated by written notice to Landlord; (b) if to Landlord, addressed to:

                                      c/o Nationwide Health Properties, Inc.
                                      610 Newport Center Drive, Suite 1150
                                      Newport Beach, California  92660
                                      Attention: General Counsel
                                      Fax No. (949) 759-6887

                  with a copy to:     O'Melveny & Myers LLP
                                      610 Newport Center Drive, Suite 1700
                                      Newport Beach, California  92660
                                      Attention: Real Estate Department Chairman
                                      Fax No. (949) 823-6994

or at such address as Landlord may from time to time have designated by written notice to Tenant. Refusal to accept delivery shall be deemed delivery. If Tenant is not an individual, notice may be made to any senior officer, general partner or principal thereof. Notice to any one co-Tenant shall be deemed notice to all co-Tenants.

         16. RIGHT OF ENTRY; EXAMINATION OF RECORDS. Landlord and its representative may enter any portion of the Premises at any reasonable time after reasonable notice to Tenant for the purpose of inspecting the Premises for any reason including, without limitation, Tenant's default under this Lease, or to exhibit any portion of the Premises for sale, lease or mortgage financing, or posting notices of default, or non-responsibility under any mechanic's or materialman's lien law or to otherwise inspect any portion of the Premises for compliance with the terms of this Lease. Any such entry shall not unreasonably interfere with residents, resident care, or any other of Tenant's operations. During normal business hours, Tenant will permit Landlord and Landlord's representatives, inspectors and consultants to examine all contracts, books and records relating to Tenant's operations at any portion of the Premises, whether kept at the Premises or at some other location, including, without limitation, Tenant's financial records.

         17. LANDLORD MAY GRANT LIENS. Without the consent of Tenant, Landlord may, subject to the terms and conditions set forth below in this
Section 17, from time to time, directly or indirectly, create or otherwise cause to exist any lien, encumbrance or title retention agreement ("ENCUMBRANCE") upon the Premises, or any portion thereof or interest therein (including this Lease), whether to secure any borrowing or other means of financing or refinancing or otherwise. Any such Encumbrance shall provide that it is subject to the rights of Tenant under this Lease, and shall further provide that so long as no Event of Default shall have occurred under this Lease, Tenant's occupancy hereunder, including but without limitation Tenant's right of quiet enjoyment provided in
Section 18, shall not be disturbed in the event any such lienholder or any other person takes possession of the Premises through foreclosure proceeding or otherwise. Upon the request of Landlord, Tenant shall subordinate this Lease to the lien of a new Encumbrance on the Premises, on the condition that the proposed lender agrees not to disturb Tenant's rights under this Lease so long as Tenant is not in default hereunder.

         18. QUIET ENJOYMENT. So long as there is no Event of Default which is existing and continuing by Tenant, Landlord covenants and agrees that Tenant shall peaceably and quietly have, hold and enjoy the Premises for the Term, free of any claim or other action not caused or created by Tenant (excepting, however, intrusion of Tenant's quiet enjoyment occasioned by condemnation or destruction of the property as referred to in Section 12 and 13 hereof).

         19. APPLICABLE LAW. This Lease shall be governed by and construed in accordance with the internal laws of the State of California without regard to the conflict of laws rules of such State. Notwithstanding the foregoing, the parties agree that:

                  19.1 The law of the State in which each Facility is located (each a "SITUS STATE") shall govern procedures for enforcing, in the respective Situs State, provisional and other remedies directly related to such Facility and related personal property as may be required pursuant to the law of such Situs State, including without limitation the appointment of a receiver; and

                  19.2 The law of the Situs State also applies to the extent, but only to the extent, necessary to create, perfect and foreclose the security interests and liens created under this Lease.

         20.      PRESERVATION OF GROSS REVENUES.

                  20.1 Tenant acknowledges that a fair return to Landlord on its investment in the Premises is dependent, in part, on the concentration on each Facility comprising the Premises during the Term of the Personal Care Facilities business of Tenant and its Affiliates in the geographical area of such Facility. Tenant further acknowledges that the diversion of resident care activities from any Facility comprising the Premises to other facilities owned or operated by Tenant or its Affiliates will have a material adverse impact on the value and utility of the Premises.

                           20.1.1 Therefore, Tenant agrees that during the Term, and for a period of one (1) year thereafter (except with respect to any portion of the Premises that Tenant has purchased pursuant to any provision of this Lease), neither Tenant nor any of its Affiliates shall, without the prior written consent of Landlord, operate, own, participate in or otherwise receive revenues from any other facility or institution providing services or similar goods to those provided on or in connection with the Facilities comprising the Premises and the permitted use (including each use included in the definition of Personal Care Facilities) thereof as contemplated under this Lease, within a four (4) mile radius of any Facility; provided, however the facilities listed on Exhibit D attached hereto which are either in existence or under development as of the date hereof are exempted from the operation of this Section 20.1.1.

                           20.1.2 In addition, Tenant hereby covenants and agrees that for a period of one year following the expiration or earlier termination of this Lease (except with respect to any portion of the Premises that Tenant has purchased pursuant to any provision of this Lease), neither Tenant nor any of its Affiliates shall, without prior written consent of Landlord, hire, engage or otherwise employ any management or supervisory personnel working on or in connection with any Facility, except at facilities exempted from the operation of Section 20.1.1. This Section 20.1.2 does not apply to corporate managers and multi-facility employees to the extent such managers and employees are employed at other facilities operated by Tenant or an Affiliate of Tenant.

                  20.2 Notwithstanding the foregoing, Landlord acknowledges that Tenant operates certain home health agencies out of its offices on the Premises. Section 20.1.1 does not apply to such home health activities operated by the Tenant or an Affiliate of Tenant out of the Premises.

                  20.3 Except as required for medically appropriate reasons, prior to and after Lease termination, neither Tenant nor any of its Affiliates will recommend or solicit the removal or transfer of any resident from any Facility to any other facility. Tenant hereby specifically acknowledges and agrees that the temporal, geographical and other restrictions contained in this
Section 20 are reasonable and necessary to protect the business and prospects of Landlord, and that the enforcement of the provisions of this Section 20 will not work an undue hardship on Tenant. Tenant further agrees that in the event either the length of time, geographical or any other restrictions, or portion thereof, set forth in this Section 20 is overly restrictive and unenforceable in any court proceeding, the court may reduce or modify such restrictions, but only to the extent necessary, to those which it deems reasonable and enforceable under the circumstances, and the parties agree that the restrictions of this Section 20 will remain in full force and effect as reduced or modified. Tenant further agrees and acknowledges that Landlord does not have an adequate remedy at law for the breach or threatened breach by Tenant of the covenants contained in this
Section 20, and Tenant therefore specifically agrees that Landlord may, in addition to other remedies which may be available to Landlord hereunder, file a suit in equity to enjoin Tenant from such breach or threatened breach, without the necessity of posting any bond. Tenant further agrees, in the event that any provision of this Section 20 is held to be invalid or against public policy, the remaining provisions of this Section 20 and the remainder of this Lease shall not be affected thereby.

         21.      HAZARDOUS MATERIALS.

                  21.1 HAZARDOUS MATERIAL COVENANTS. Tenant's use of the Premises shall comply in all material respects with all Hazardous Materials Laws. In the event any Environmental Activities occur or are suspected to have occurred in violation in any material respect of any Hazardous Materials Laws or if Tenant has received any Hazardous Materials Claim against any portion of the Premises, Tenant shall promptly obtain all permits and approvals necessary to remedy any such actual or suspected problem through the removal of Hazardous Materials or otherwise, and upon Landlord's approval of the remediation plan, remedy any such problem to the satisfaction of Landlord, in accordance with all Hazardous Materials Laws and good business practices.

                  21.2 TENANT NOTICES TO LANDLORD. Tenant shall immediately advise Landlord in writing of:

                           21.2.1 Any Environmental Activities in violation of any Hazardous Materials Laws,

                           21.2.2 Any Hazardous Materials Claims against Tenant or any portion of the Premises,

                           21.2.3 Any remedial action taken by Tenant in response to any Hazardous Materials Claims or any Hazardous Materials on, under or about any portion of the Premises in violation of any Hazardous Materials Laws,

                           21.2.4 Tenant's discovery of any occurrence or condition on or in the vicinity of any portion of the Premises that materially increase the risk that any portion of the Premises will be exposed to Hazardous Materials,

                           21.2.5 All communications to or from Tenant, any governmental authority or any other person relating to Hazardous Materials Laws or Hazardous Materials Claims with respect to any portion of the Premises, including copies thereof.

                  21.3 EXTENSION OF TERM. Notwithstanding any other provision of this Lease, in the event any Hazardous Materials are discovered on, under or about any portion of the Premises in violation of any Hazardous Materials Law, the Term shall be automatically extended and this Lease shall remain in full force and effect until the earlier to occur of the completion of all remedial action or monitoring, as approved by Landlord in its reasonable discretion, in accordance in all material respects with all Hazardous Materials Laws, or the date specified in a written notice from Landlord to Tenant terminating this Lease (which date may be subsequent to the date upon which the Term was to have expired).

                  21.4 PARTICIPATION IN HAZARDOUS MATERIALS CLAIMS. Landlord shall have the right, at Tenant's sole cost and expense and with counsel chosen by Landlord, to join and participate in, as a party if it so elects, any legal proceedings or actions initiated in connection with any Hazardous Materials Claims.

                  21.5 ENVIRONMENTAL ACTIVITIES shall mean the use, generation, transportation, handling, discharge, production, treatment, storage, release or disposal of any Hazardous Materials at any time to or from any portion of the Premises or located on or present on or under any portion of the Premises. Nothing contained in the foregoing or elsewhere in this Section 21 is intended to, nor shall it, limit the liability of Tenant, if any, to Landlord with respect to any representation or warranty given by Tenant to Landlord with respect to Hazardous Materials or environmental matters generally as set forth in any other agreement between any entity comprising Landlord and any entity comprising Tenant.

                  21.6 HAZARDOUS MATERIALS shall mean (i) any petroleum products and/or by-products (including any fraction thereof), flammable substances, explosives, radioactive materials, hazardous or toxic wastes, substances or materials, known carcinogens or any other materials, contaminants or pollutants which pose a hazard to any portion of the Premises or to persons on or about any portion of the Premises or cause any portion of the Premises to be in violation of any Hazardous Materials Laws; (ii) asbestos in any form which is friable; (iii) urea formaldehyde in foam insulation or any other form; (iv) transformers or other equipment which contain dielectric fluid containing levels of polychlorinated biphenyls in excess of fifty (50) parts per million or any other more restrictive standard then prevailing; (v) medical wastes and biohazards; (vi) radon gas; (vii) underground storage tanks which pose a hazard to any portion of the Premises or to persons on or about any portion of the Premises or cause any portion of the Premises to be in violation of any Hazardous Materials Laws; (viii) anything that qualifies as a "Hazardous Waste," "Hazardous Substances," "Hazardous Material" or the like under any applicable law, and; (ix) any other chemical, material or substance, exposure to which is prohibited, limited or regulated by any governmental authority or may or could pose a hazard to the health and safety of the occupants of any portion of the Premises or the owners and/or occupants of property adjacent to or surrounding any portion of the Premises.

                  21.7 HAZARDOUS MATERIALS CLAIMS shall mean any and all enforcement, clean-up, removal or other governmental or regulatory actions or orders threatened, instituted or completed pursuant to any Hazardous Material Laws, together with all claims made or threatened by any third party against any portion of the Premises, Landlord or Tenant relating to damage, contribution, cost recovery compensation, loss or injury resulting from any Hazardous Materials.

                  21.8 HAZARDOUS MATERIALS LAWS shall mean any laws, ordinances, regulations, rules, orders, guidelines or policies relating to the environment, health and safety, Environmental Activities, Hazardous Materials, air and water quality, waste disposal and other environmental matters, if the failure to comply with the same does or would have a material adverse effect on any portion of the Premises or the operation thereof.

         22.      ASSIGNMENT AND SUBLETTING.

                  22.1 Tenant shall not, without the prior written consent of Landlord, which may be withheld at Landlord's sole discretion, voluntarily or involuntarily assign or hypothecate this Lease or any interest herein or sublet the Premises or any part thereof. For the purposes of this Lease, a management or similar agreement shall be considered to be an assignment of this Lease by Tenant. Any of the foregoing acts without such consent shall be void but shall, at the option of Landlord in its sole discretion, constitute an Event of Default giving rise to Landlord's right, among other things, to terminate this Lease. Without limiting the foregoing, this Lease shall not, nor shall any interest of Tenant herein, be assigned or encumbered by operation of law without the prior written consent of Landlord which may be withheld at Landlord's sole discretion.

                  22.2 Notwithstanding the foregoing, the following may be done without Landlord's consent:

                           22.2.1 Tenant may assign this Lease or sublet the Premises or any portion thereof to Guarantor, to a Successor (as such term is defined below) or to a wholly-owned subsidiary of Guarantor, provided that (i) such Successor, subsidiary or Guarantor fully assumes the obligations of Tenant under this Lease, (ii) Tenant remains fully liable under this Lease, (iii) the use of the Premises remains unchanged, and (iv) no such assignment or sublease shall be valid and no such subsidiary, Successor or Guarantor shall take possession of the Premises until an executed counterpart of such assignment or sublease has been delivered to Landlord;

                           22.2.2 Guarantor, a Successor or a wholly-owned subsidiary of Guarantor may acquire all of the outstanding equity interests of any entity comprising Tenant (or any partners, shareholders, members or other persons owning equity interests in such entity, directly or indirectly), provided that (i) Tenant remains fully liable under this Lease, (ii) the use of the Premises remains unchanged, and (iii) prior written notice of such acquisition of equity interests has been delivered to Landlord.

                  22.3 Anything contained in this Lease to the contrary notwithstanding, Tenant shall not sublet the Premises on any basis such that the rental to be paid by the sublessee thereunder would be based, in whole or in part, on either the income or profits derived by the business activities of the sublessee, or any other formula, such that any portion of the sublease rental received by Landlord would fail to qualify as "rents from real property" within the meaning of Section 856(d) of the U.S. Internal Revenue Code, or any similar or successor provision thereto.

                  22.4 For the purpose of this Lease, the transfer, assignment, sale, hypothecation or other disposition of any partnership, stock or other ownership interest in any entity comprising Tenant that results in a change in the Person (as hereinafter defined), which ultimately exerts effective Control (as hereinafter defined) over the management of the affairs of any entity comprising Tenant as of the date hereof, shall be deemed to be an assignment of the Lease. For purposes herein, "CONTROL" shall mean, as applied to any individual, partnership, association, corporation or other entity (collectively, "PERSON"), the possession, directly or indirectly, of the power to direct the management and policies of that Person, whether through ownership, voting control, by contract or otherwise.

                  22.5     Notwithstanding anything to the contrary contained in
Section 22.1, none of the following shall be deemed to be an assignment of the
Lease: (i) an initial public offering ("IPO") of Guarantor or any Successor thereto, or (ii) any secondary public offering(s) of Guarantor or any Successor thereto, or (iii) subsequent to an IPO by Guarantor or any Successor thereto, and so long as Guarantor or its Successor is a publicly-traded entity on a national exchange, a change in the Person or Persons exercising Control of Guarantor or its Successor or any public trading of Guarantor stock, or (iv) a lease of a unit or bed to a resident of the Premises in the ordinary course of Tenant's business.

                  22.6 As used herein, a "SUCCESSOR" is any entity which succeeds to materially all of the assets, operations and business of Guarantor by merger or reorganization and which is Controlled by the same Person or Persons as Control Guarantor prior to such merger or reorganization.

         23. INDEMNIFICATION. To the fullest extent permitted by law, Tenant agrees to protect, indemnify, defend and save harmless Landlord, its directors, officers, shareholders, agents and employees from and against any and all foreseeable or unforeseeable liability, expense loss, costs, deficiency, fine, penalty, or damage (including without limitation punitive or consequential damages) of any kind or nature, including reasonable attorneys' fees, from any suits, claims or demands, on account of any matter or thing, action or failure to act arising out of or in connection with this Lease (including, without limitation, the breach by Tenant of any of its obligations hereunder), any portion of the Premises, or the operations of Tenant on any portion of the Premises, including without limitation all Environmental Activities on any portion of the Premises, all Hazardous Materials Claims or any violation by Tenant of a Hazardous Materials Law with respect to any portion of the Premises. Upon receiving knowledge of any suit, claim or demand asserted by a third party that Landlord believes is covered by this indemnity, Landlord shall give Tenant notice of the matter. Tenant shall defend Landlord against such matter at Tenant's sole cost and expense with legal counsel satisfactory to Landlord. Landlord may elect to defend the matter with its own counsel at Tenant's expense.

         24. HOLDING OVER. If Tenant shall for any reason remain in possession of any portion of the Premises after the expiration or earlier termination of this Lease, such possession shall be a month-to-month tenancy during which time Tenant shall pay as rental each month, 1 1/2 times the aggregate of the monthly Minimum Rent for the entire Premises payable with respect to the last Lease Year plus Additional Rent allocable to the month (based on the Additional Rent in effect as of the end of the most recently ended calendar quarter), all additional charges accruing during the month and all other sums, if any, payable by Tenant pursuant to the provisions of this Lease with respect to the Premises. Nothing contained herein shall constitute the consent, express or implied, of Landlord to the holding over of Tenant after the expiration or earlier termination of this Lease, nor shall anything contained herein be deemed to limit Landlord's remedies pursuant to this Lease or otherwise available to Landlord at law or in equity.

         25. ESTOPPEL CERTIFICATES. Tenant shall, at any time upon not less than five (5) days prior written request by Landlord, execute, acknowledge and deliver to Landlord or its designee a statement in writing, executed by an officer or general partner of Tenant, certifying that this Lease is unmodified and in full force and effect (or, if there have been any modifications, that this Lease is in full force and effect as modified, and setting forth such modifications), the dates to which Minimum Rent, Additional Rent and additional charges hereunder have been paid, certifying that no default by either Landlord or Tenant exists hereunder or specifying each such default and as to other matters as Landlord may reasonably request.

         26. CONVEYANCE BY LANDLORD. If Landlord or any successor owner of the Premises shall convey any portion of the Premises in accordance with the terms hereof, Landlord or such successor owner shall thereupon be released from all future liabilities and obligations of Landlord under this Lease arising or accruing from and after the date of such conveyance or other transfer as to such portion of the Premises and all such future liabilities and obligations shall thereupon be binding upon the new owner.

         27. WAIVER OF JURY TRIAL. Landlord and Tenant hereby waive any rights to trial by jury in any action, proceedings or counterclaim brought by either of the parties against the other in connection with any matter whatsoever arising out of or in any way connected with this Lease, including, without limitation, the relationship of Landlord and Tenant, Tenant's use and occupancy of the Premises, or any claim of injury or damage relating to the foregoing or the enforcement of any remedy hereunder.

         28. ATTORNEYS' FEES. If Landlord or Tenant brings any action to interpret or enforce this Lease, or for damages for any alleged breach hereof, the prevailing party in any such action shall be entitled to reasonable attorneys' fees and costs as awarded by the court in addition to all other recovery, damages and costs.

         29. SEVERABILITY. In the event any part or provision of the Lease shall be determined to be invalid or enforceable, the remaining portion of this Lease shall nevertheless continue in full force and effect.

         30. COUNTERPARTS. This Lease may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same agreement.

         31. BINDING EFFECT. Subject to the provisions of Section 22 above, this Lease shall be binding upon and inure to the benefit of Landlord and Tenant and their respective heirs, personal representatives, successors in interest and assigns.

         32. WAIVER AND SUBROGATION. Landlord and Tenant hereby waive to each other all rights of subrogation which any insurance carrier, or either of them, may have as to the Landlord or Tenant by reason of any provision in any policy of insurance issued to Landlord or Tenant, provided such waiver does not thereby invalidate the policy of insurance.

         33. MEMORANDUM OF LEASE. Landlord and Tenant shall, promptly upon the request of either, enter into short form memoranda of the Lease, in form suitable for recording under the laws of the State in which the Facilities are located in which reference to this Lease shall be made. The party requesting such recordation shall pay all costs and expenses of preparing and recording such memoranda of this Lease.

         34. INCORPORATION OF RECITALS AND ATTACHMENTS. The recitals and exhibits, schedules, addenda and other attachments to this Lease are hereby incorporated into this Lease and made a part hereof.

         35. TITLES AND HEADINGS. The titles and headings of sections of this Lease are intended for convenience only and shall not in any way affect the meaning or construction of any provision of this Lease.

         36. NATURE OF RELATIONSHIP; USURY SAVINGS CLAUSE. The parties intend that their relationship shall be that of lessor and lessee only. Nothing contained in this Lease shall be deemed or construed to constitute an extension of credit by Landlord to Tenant, nor shall this Lease be deemed to be a partnership or venture agreement between Landlord and Tenant. Notwithstanding the foregoing, in the event any payment made to Landlord hereunder is deemed to violate any applicable laws regarding usury, the portion of any payment deemed to be usurious shall be held by Landlord to pay the future obligations of Tenant as such obligations arise and, in the event Tenant discharges and performs all obligations hereunder, such funds will be reimbursed to Tenant upon the expiration of the Term. No interest shall be paid on any such funds held by Landlord.

         37. JOINT AND SEVERAL. If more than one person or entity is the Tenant hereunder, the liability and obligations of such persons or entities under this Lease shall be joint and several.

         38. SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS. All of the obligations, representations, warranties and covenants of Tenant under this Lease shall survive the expiration or earlier termination of the Term.

         39. INTERPRETATION. Both Landlord and Tenant have been represented by counsel and this Lease has been freely and fairly negotiated. Consequently, all provisions of this Lease shall be interpreted according to their fair meaning and shall not be strictly construed against any party.


                           [SIGNATURES ON NEXT PAGE]

         Executed as of the date indicated above.

                             TENANT:

                             ARC PINEGATE, L.P.,
                             a Tennessee limited partnership

                             By:  AMERICAN RETIREMENT CORPORATION,
                                  a Tennessee corporation,
                                  its general partner



                                  By:
                                     -----------------------------------------
                                  Name:
                                       ---------------------------------------
                                  Title:
                                        --------------------------------------

                             ARC PEARLAND, L.P.,
                             a Tennessee limited partnership

                             By:  AMERICAN RETIREMENT CORPORATION,
                                  a Tennessee corporation,
                                  its general partner



                                  By:
                                     -----------------------------------------
                                  Name:
                                       ---------------------------------------
                                  Title:
                                        --------------------------------------

                             AMERICAN RETIREMENT CORPORATION,
                             a Tennessee corporation



                             By:
                                -----------------------------------------
                             Name:
                                  ---------------------------------------
                             Title:
                                   --------------------------------------

                             ARC NAPLES, LLC,
                             a Tennessee limited liability company

                             By:  AMERICAN RETIREMENT CORPORATION,
                                  a Tennessee corporation,
                                  its managing member



                                  By:
                                     -----------------------------------------
                                  Name:
                                       ---------------------------------------
                                  Title:
                                        --------------------------------------

                             TRINITY TOWERS LIMITED PARTNERSHIP,
                             a Tennessee limited partnership

                             By:  ARC CORPUS CHRISTI, INC.,
                                  a Tennessee corporation,
                                  its general partner



                                  By:
                                     -----------------------------------------
                                  Name:
                                       ---------------------------------------
                                  Title:
                                        --------------------------------------

                             ARC LAKEWAY, L.P.,
                             a Tennessee limited partnership

                             By:  AMERICAN RETIREMENT CORPORATION,
                                  a Tennessee corporation,
                                  its general partner



                                  By:
                                     -----------------------------------------
                                  Name:
                                       ---------------------------------------
                                  Title:
                                        --------------------------------------

                             ARC SPRING SHADOW, L.P.,
                             a Tennessee limited partnership

                             By:  AMERICAN RETIREMENT CORPORATION,
                                  a Tennessee corporation,
                                  its general partner



                                  By:
                                     -----------------------------------------
                                  Name:
                                       ---------------------------------------
                                  Title:
                                        --------------------------------------

                             LANDLORD:

                             NATIONWIDE HEALTH PROPERTIES, INC.,
                             a Maryland corporation



                             By:
                                -----------------------------------------
                             Name:
                                  ---------------------------------------
                             Title:
                                   --------------------------------------

                             NH TEXAS LIMITED PARTNERSHIP,
                             a Texas limited partnership

                             By:   MLD TEXAS CORPORATION,
                                   a Texas corporation



                             By:
                                -----------------------------------------
                             Name:
                                  ---------------------------------------
                             Title:
                                   --------------------------------------

                                   SCHEDULE 1

                          LANDLORD AND TENANT ENTITIES


LANDLORD

1.       NATIONWIDE HEALTH PROPERTIES, INC., a Maryland corporation

2.       NH TEXAS PROPERTIES LIMITED PARTNERSHIP, a Texas limited partnership

TENANT

1.       ARC PINEGATE, L.P., a Tennessee limited partnership

2.       ARC PEARLAND, L.P., a Tennessee limited partnership

3.       AMERICAN RETIREMENT CORPORATION, a Tennessee corporation

4.       ARC NAPLES, LLC, a Tennessee limited liability company

5.       TRINITY TOWERS LIMITED PARTNERSHIP, a Tennessee limited partnership

6.       ARC LAKEWAY, L.P., a Tennessee limited partnership

7.       ARC SPRING SHADOW, L.P., a Tennessee limited partnership


                                  Schedule 1-1

                                   SCHEDULE 2

                 LOCATION OF FACILITIES AND FACILITY INFORMATION

    FACILITY                        FACILITY LOCATION                   NO. OF BEDS/UNITS            TYPE OF PERSONAL CARE FACILITY
-----------------------------------------------------------------------------------------------------------------------------------
1. Spring Shadow    9889 Kempwood Drive                               52 Personal Care Beds                 Personal Care and
                    Houston (Harris County), Texas  77080            15 Memory Impaired Beds            Memory Impaired Facilities
-----------------------------------------------------------------------------------------------------------------------------------
2. Lakeway          1915 Lohmans Crossing Road                        66 Personal Care Beds                 Personal Care and
                    Lakeway (Travis County), Texas  78734            15 Memory Impaired Beds            Memory Impaired Facilities
-----------------------------------------------------------------------------------------------------------------------------------
                                                                    76 Nursing Facility Beds
                    101 North Upper Broadway                     84 Personal Care Facility Unit                   Nursing
3. Trinity Towers   Corpus Christi (Nueces County),                    (Type A Large) Beds                     Personal Care
                    Texas 78401                                      196 Independent Living               Independent Living and
                                                                        Facility Units                   Dementia Care Facilities
                                                                     15 Dementia Care Units
-----------------------------------------------------------------------------------------------------------------------------------
                                                                100 Assisted Living Facility Beds       Assisted Living Facility
4. Naples           770 Goodlette Road North                    (comprised of 76 Personal Care         (including Personal Care and
                    Naples (Collier County), Florida  34202                Beds and                     Memory Impaired Facilities)
                                                                   24 Memory Impaired Beds)
-----------------------------------------------------------------------------------------------------------------------------------
                    9797 Bay Pines Boulevard
5. Bay Pines        St. Petersburg (Pinellas County),                  60 Assisted Living                Assisted Living Facility
   (Carriage Inn)   Florida  33708                                        Facility Beds
-----------------------------------------------------------------------------------------------------------------------------------
                                                                       15 Independent Beds                    Personal Care
6. Pearland         2121 Scarsdale Boulevard                          52 Personal Care Beds               Independent Living and
                    Pearland (Harris County), Texas  77581           15 Memory Impaired Beds            Memory Impaired Facilities
-----------------------------------------------------------------------------------------------------------------------------------
7. Pinegate         2121 Pinegate Drive                               80 Personal Care Beds                 Personal Care and
                    Houston  (Harris County), Texas  77008           15 Memory Impaired Beds            Memory Impaired Facilities
-----------------------------------------------------------------------------------------------------------------------------------


                                  Schedule 2-1

                                   SCHEDULE 3

                           LANDLORD PERSONAL PROPERTY

                                   (Attached)



                                  Schedule 3-1

                                    EXHIBIT A

                      LEGAL DESCRIPTIONS OF THE FACILITIES


                                   (Attached)



                                   Exhibit A-1

                                LEGAL DESCRIPTION


                                  SPRING SHADOW

                               9889 Kempwood Drive
                      Houston (Harris County), Texas 77080


                    DESCRIPTION OF A 5,000 ACRE TRACT OF LAND
                    SITUATED IN THE A.T. MILES SURVEY, A-556
                      CITY OF HOUSTON, HARRIS COUNTY, TEXAS


                  BEING a 5,000 acre tract of land situated in the A.T. Miles Survey, Abstract No. 556 City of Houston, Harris County, Texas and being part of an 8,000 acre tract of land as described under Harris County Clerk's File (H. C.
C. F.) No. P514591 and same being out of Block 14 of the Spring Shadows, Section 6 subdivision as shown in Volume 155, Page 50, of the Harris County Map Records and said 5,000 acres being more particularly described by metes and bounds as follows:

                  BEGINNING at a found 1 1/2" galvanized iron pipe for a corner in the curved south right-of-way line of Kempwood Drive (100' width), as recorded in Volume 7047, Page 187 of the Harris County Deed Records, and at the most northerly northwest corner of the said Block 14, Section 6;

                  THENCE in a southeasterly direction 155.14 feet with the south right-of-way line of said Kempwood Drive (100' width) and the northerly line of said Block 14, Section 6 and arc of a curve to the right having a radius of 1950.00 feet, a central angle of 04(degree) 33' 30" and a chord which bears S 71(degree) 36' 47" E, 155.10 feet to a found 1 1/2" galvanized iron pipe at the point of a reverse curve to the left;

                  THENCE in a southeasterly direction 232.40 feet with the south right-of-way line of said Kempwood Drive (100' width) and the northerly line of said Block 14, Section 6 and the arc of a curve to the left having a radius of 2050.00 feet, a central angle of 06(degree) 29' 43" and a chord which bears S 72(degree) 34' 54" E, 232.27 feet to a set 5/8" iron rod in the arc of said curve, for the northeast corner of the herein described tract;

                  THENCE S 01(degree) 33' 20" E, 517.64 feet to a set 5/8" iron rod in the south line of said Block 14, Section 6 and in the north line of Lot 20, Block 6 of Spring Shadows Section 4, a subdivision recorded in Volume 141, Page 50 of the Harris County Map Records;

                  THENCE S 88(degree) 26' 40" W, along the south line of said Block 14, Section 6 and the north line of said Block 6 of Spring Shadows,
Section 4, at 264.51 feet pass through the northwest corner of said Spring Shadows, Section 4 and the northeast corner of Spring Shadows Section 2, recorded in Volume 128, Page 13 of the Harris County Map Records and continuing a total distance of 374.51 feet to a set 5/8" iron rod in the east right-of-way line of Rosefield Drive


                                  Exhibit A-2

(60' width) as shown on the plat of Spring Shadows, Section 2 recorded in Volume 128, Page 13 of the Harris County Map Records and on the plat of Spring Shadows,
Section 6, a subdivision recorded in Volume 155, Page 50, of the Harris County Map Records and at the southwest corner of said Block 14, Section 6. From said 5/8" iron rod a found 1 3/4" galvanized iron pipe bears S 88(degree) 26' 40" W, a distance of 0.49 feet;

                  THENCE N 01(degree) 33' 20" W, 638.91 feet along the east right-of-way line of said Rosefield Drive (60' width) and the west line of said Block 14, Section 6 to a found 1 3/4" galvanized iron pipe at the southwesterly corner of a right-of-way line cut-back;

                  THENCE N 50(degree)12' 00" E, 11.54 feet with the southeasterly line of said cut-back to the POINT OF BEGINNING and containing 5,000 acres of land.


                                  Exhibit A-3

                                LEGAL DESCRIPTION


                                     LAKEWAY

                           1915 Lohmans Crossing Road
                      Lakeway (Travis County), Texas 78734


LOT 1, OF THE TOWERS OF LAKEWAY, A SUBDIVISION IN TRAVIS COUNTY, TEXAS, ACCORDING TO THE MAP OR PLAT OF RECORD IN VOLUME 98, PAGES 297-299, OF THE PLAT RECORDS OF TRAVIS COUNTY, TEXAS.


                                   Exhibit A-4

                                LEGAL DESCRIPTION


                                 TRINITY TOWERS

                            101 North Upper Broadway
                   Corpus Christi (Nueces County), Texas 78401


                          Legal Description of Premises

TRACT I:

Field Notes for a 2.02 acre tract of land, comprising all of Lots 1 through 22, Block 2, W.E. POPE'S BROADWAY ADDITION, a map of which is recorded in Volume 1, Page 56 of the Map Records of Nueces County, Texas, SAVE AND EXCEPT that portion of Lot 22, Block 2 conveyed to the City of Corpus Christi by Deed recorded in Volume 263, Page 605 of the Deed Records of Nueces County, Texas, and also comprising all of Block 6 of the BLUFF PORTION OF THE CENTRAL WHARF AND WAREHOUSE COMPANY'S SUBDIVISION as shown by a map recorded in Volume A, Page 15 of the Nueces County Map Records, and being a portion of the other land lying North of said Block 6, CENTRAL WHARF AND WAREHOUSE SUBDIVISION and being shown as Cooper's Alley on the map of said BROADWAY ADDITION; said 2.02 acre tract being more particularly described by metes and bounds as follows:

BEGINNING at a 1" iron pipe found in concrete at the intersection of the northerly Right-Of-Way line of present Cooper's Alley (formerly Telco Street, formerly Kenedy Street), and the westerly line of Carancahua Street for the most southeasterly corner of Block 6, CENTRAL WHARF AND WAREHOUSE SUBDIVISION; said 1" iron pipe also being the most southeasterly corner of this tract;

THENCE South 88 degrees 50 minutes 15 seconds West, along and with said southerly line of Block 6, being the said northerly line of Cooper's Alley, a distance of 250.16 feet to a 5/8" iron pipe found for the most southwesterly corner of said Lot 6, Block 1, same being a southwesterly exterior corner of this tract;

THENCE North 00 degrees 42 minutes 29 seconds West, a distance of 43.82 feet to drill hole set for a point in the southerly line of said Lot 22, Block 2, W.E. POPE'S BROADWAY ADDITION; said drill hole also being an interior corner of this tract;

THENCE South 59 degrees 42 minutes 29 seconds West, along and with the southerly line of said Lot 22, Block 2, W.E. POPE'S BROADWAY ADDITION, a distance of 13.28 feet to a 5/8" iron rod found for the most southeasterly corner of said portion of Lot 22, Block 2, conveyed to the City of Corpus Christi and also being in the most easterly Right-Of-Way line of present Tancahua Street for an exterior corner of this tract;


                                  Exhibit A-5

THENCE North 04 degrees 19 minutes 38 seconds West, along and with said easterly line of Tancahua Street, a distance of 109.70 feet to a 5/8" iron rod found for an angle point of this tract;

THENCE North 02 degrees 51 minutes 52 seconds West, continuing along and with said easterly line of Tancahua Street a distance of 30.06' to 5/8" iron rod found for the most northwesterly corner of said Lot 22, Block 2, BROADWAY ADDITION, also being the most southwesterly corner of said Lot 1, Block 2, BROADWAY ADDITION, also being an angle point of this tract;

THENCE North 01 degrees 00 minutes 30 seconds East, continuing along and with said easterly line of Tancahua Street, a distance of 107.29 feet to 5/8" iron rod found at the intersection of said easterly line of Tancahua Street and the southerly line of Blucher Street, (formerly Chatham Street) for the most northwesterly corner of said Lot 1, Block 2, Broadway Addition, also being the most northwesterly corner of this tract;

THENCE North 75 degrees 24 minutes 20 seconds East, along and with the southerly line of said Blucher Street, also being the North line of Block 2, W.E. POPE'S BROADWAY ADDITION, a distance of 298.31 feet to a drill hole found in concrete at the intersection of the said southerly line of Blucher Street and the westerly line of said Carancahua Street for the most northeasterly corner of this tract;

THENCE southerly, along and with the said westerly line of Carancahua Street, the following courses;

South 01 degrees 00 minutes 30 seconds West, a distance of 107.29 feet to a drill hole found in concrete for the southwesterly corner of Lot 11, Block 2, W.E. POPE'S ADDITION for an angle point of this tract;

South 00 degrees 05 minutes 32 seconds West, a distance of 105.14 feet to a drill hole found in concrete for an angle point of this tract;

South 86 degrees 47 minutes 35 seconds West, a distance of 7.98 feet to a drill hole found in concrete for an angle point of this tract;

South 14 degrees 49 minutes 41 seconds West, a distance of 41.75 feet to a 1" iron rod found for an angle point of this tract;

Thence South 01 degrees 08 minutes 51 seconds East, continuing along and with said westerly line of Carancahua Street, a distance of 100.71 feet to the POINT OF BEGINNING and containing 2.02 acres of land more or less.

TRACT II:

Description of 2.3638 acres of land out of Lots 1, 2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14, 15, Block 1, of W.E. POPE'S BROADWAY ADDITION, Corpus Christi, Nueces County, Texas, as shown by map recorded in Volume 1, Page 56 of the Nueces County Map Records; a portion of the WILLIAM HOFFMAN ARROYO TRACT, as shown in Volume 1, Page 56 of the Nueces


                                  Exhibit A-6

County Map Records; and a portion of Block 1, of the BLUFF PORTION OF THE CENTRAL WHARF AND WAREHOUSE COMPANY'S SUBDIVISION, as shown by map or plat of record in Volume A, Page 15, of the Nueces County Map Records; said 2.3638 acre tract being more particularly described by metes and bound as follows:

BEGINNING at a 5/8 inch iron rod found for the northwest corner of Lot 1, Block 1, of the W.E. POPE'S BROADWAY ADDITION, Corpus Christi, Nueces County, Texas, as shown by map recorded in Volume 1, Page 56 of the Nueces County Map Records, said point being the intersection of the east line of Carancahua Street (variable width R.O.W.) and the south line of Blucher (formerly Chatham Street) (60 foot R.O.W.);

THENCE N 75 degrees 36 minutes 04 seconds E, with the said south line of Blucher Street, along the north line of Lots 1, 2, 3, 4, 5, 6 and 7 said Block 1, a distance of 314.44 feet to a 5/8 inch iron rod found for the northeast corner of said Lot 7, Block 1 for the northeast corner of this tract;

THENCE S 01 degrees 46 minutes 04 seconds W, with the west line of Upper North Broadway Street (variable width R.O.W.), a distance of 176.77 feet to a 5/8 inch iron rod found at the point of curvature of a circular curve to the right, the west line of said Broadway Street being shown on Exhibit A of a deed from Whole Life, Inc. to the City of Corpus Christi and recorded in Volume 1868, Page 763, of the Nueces County Deed Records;

THENCE continuing along the west line of said Broadway Street and along the arc of a circular curve to the right having a central angle of 32 degrees 00 minutes 00 seconds and a radius of 84.84 feet, a distance of 47.38 feet to a 5/8 inch iron rod found for the point of tangency;

THENCE S 33 degrees 46 minutes 04 seconds W, continuing along the west line of said Broadway Street, a distance of 54.57 feet to a P.K. nail set in asphalt for the point of curvature of a circular curve to the left;

THENCE continuing along the west line of said Broadway Street and along the arc of a circular curve to the left with a central angle of 34 degrees 34 minutes 20 seconds and a radius of 51.50 feet, a distance of 31.08 feet to a 5/8 inch iron rod set for the point of tangency;

THENCE S 00 degrees 48 minutes 16 seconds E, continuing along the west line of said Broadway Street, a distance of 47.96 feet to a 5/8 inch iron rod found at the intersection of the west line of said Broadway Street and the north line of Cooper's Alley (variable width R.O.W.) as described in a deed recorded in Volume 1570, Page 956 of the Nueces County Deed Records;

THENCE S 46 degrees 28 minutes 22 seconds W, along the north line of said Cooper's Alley, a distance of 36.00 feet to a point for a corner from which a 5/8 inch iron rod found bears S 81 degrees 45 minutes 43 seconds E, a distance of 0.37 feet, said point being the point of curvature of a circular curve to the right;


                                  Exhibit A-7

THENCE continuing along the north line of said Cooper's Alley with the arc of a circular curve to the right having a central angle of 42 degrees 43 minutes 22 seconds and a radius of 230.00 feet, a distance of 171.50 feet to a 5/8 inch iron rod found for the point of tangency;

THENCE S 89 degrees 11 minutes 44 second W, continuing along the north line of said Cooper's Alley, a distance of 10.54 feet to a 5/8 inch iron rod found for a point of curvature of a circular curve to the right;

THENCE continuing along the north line of said Cooper's Alley with the arc of a circular curve to the right having a central angle of 92 degrees 00 minutes 30 seconds and a radius of 60.00 feet, a distance of 96.35 feet to a 5/8 inch iron rod set in the east line of Carancahua Street.

THENCE N 01 degrees 12 minutes 14 seconds E, with the east line of Carancahua Street, a distance of 292.67 feet to the POINT OF BEGINNING and containing
2.3638 acres of land, more or less.

                      Legal Description of Expansion Parcel

TRACT I:

Field Notes for a 2.02 acre tract of land, comprising all of Lots 1 through 22, Block 2, W.E. POPE'S BROADWAY ADDITION, a map of which is recorded in Volume 1, Page 56 of the Map Records of Nueces County, Texas, SAVE AND EXCEPT that portion of Lot 22, Block 2 conveyed to the City of Corpus Christi by Deed recorded in Volume 263, Page 605 of the Deed Records of Nueces County, Texas, and also comprising all of Block 6 of the BLUFF PORTION OF THE CENTRAL WHARF AND WAREHOUSE COMPANY'S SUBDIVISION as shown by a map recorded in Volume A, Page 15 of the Nueces County Map Records, and being a portion of the other land lying North of said Block 6, CENTRAL WHARF AND WAREHOUSE SUBDIVISION and being shown as Cooper's Alley on the map of said BROADWAY ADDITION; said 2.02 acre tract being more particularly described by metes and bounds as follows:

BEGINNING at a 1" iron pipe found in concrete at the intersection of the northerly Right-Of-Way line of present Cooper's Alley (formerly Telco Street, formerly Kenedy Street), and the westerly line of Carancahua Street for the most southeasterly corner of Block 6, CENTRAL WHARF AND WAREHOUSE SUBDIVISION; said 1" iron pipe also being the most southeasterly corner of this tract;

THENCE South 88 degrees 50 minutes 15 seconds West, along and with said southerly line of Block 6, being the said northerly line of Cooper's Alley, a distance of 250.16 feet to a 5/8" iron pipe found for the most southwesterly corner of said Lot 6, Block 1, same being a southwesterly exterior corner of this tract;


                                  Exhibit A-8

THENCE North 00 degrees 42 minutes 29 seconds West, a distance of 43.82 feet to drill hole set for a point in the southerly line of said Lot 22, Block 2, W.E. POPE'S BROADWAY ADDITION; said drill hole also being an interior corner of this tract;

THENCE South 59 degrees 42 minutes 29 seconds West, along and with the southerly line of said Lot 22, Block 2, W.E. POPE'S BROADWAY ADDITION, a distance of 13.28 feet to a 5/8" iron rod found for the most southeasterly corner of said portion of Lot 22, Block 2, conveyed to the City of Corpus Christi and also being in the most easterly Right-Of-Way line of present Tancahua Street for an exterior corner of this tract;

THENCE North 04 degrees 19 minutes 38 seconds West, along and with said easterly line of Tancahua Street, a distance of 109.70 feet to a 5/8" iron rod found for an angle point of this tract;

THENCE North 02 degrees 51 minutes 52 seconds West, continuing along and with said easterly line of Tancahua Street a distance of 30.06' to 5/8" iron rod found for the most northwesterly corner of said Lot 22, Block 2, BROADWAY ADDITION, also being the most southwesterly corner of said Lot 1, Block 2, BROADWAY ADDITION, also being an angle point of this tract;

THENCE North 01 degrees 00 minutes 30 seconds East, continuing along and with said easterly line of Tancahua Street, a distance of 107.29 feet to 5/8" iron rod found at the intersection of said easterly line of Tancahua Street and the southerly line of Blucher Street, (formerly Chatham Street) for the most northwesterly corner of said Lot 1, Block 2, Broadway Addition, also being the most northwesterly corner of this tract;

THENCE North 75 degrees 24 minutes 20 seconds East, along and with the southerly line of said Blucher Street, also being the North line of Block 2, W.E. POPE'S BROADWAY ADDITION, a distance of 298.31 feet to a drill hole found in concrete at the intersection of the said southerly line of Blucher Street and the westerly line of said Carancahua Street for the most northeasterly corner of this tract;

THENCE southerly, along and with the said westerly line of Carancahua Street, the following courses;

South 01 degrees 00 minutes 30 seconds West, a distance of 107.29 feet to a drill hole found in concrete for the southwesterly corner of Lot 11, Block 2, W.E. POPE'S ADDITION for an angle point of this tract;

South 00 degrees 05 minutes 32 seconds West, a distance of 105.14 feet to a drill hole found in concrete for an angle point of this tract;

South 86 degrees 47 minutes 35 seconds West, a distance of 7.98 feet to a drill hole found in concrete for an angle point of this tract;

South 14 degrees 49 minutes 41 seconds West, a distance of 41.75 feet to a 1" iron rod found for an angle point of this tract;


                                  Exhibit A-9

Thence South 01 degrees 08 minutes 51 seconds East, continuing along and with said westerly line of Carancahua Street, a distance of 100.71 feet to the POINT OF BEGINNING and containing 2.02 acres of land more or less.


                                  Exhibit A-10

                                LEGAL DESCRIPTION


                                     NAPLES

                            770 Goodlette Road North
                        Naples (Collier County), Florida


LOT 6, COMMON PROFESSIONAL PARK, ACCORDING TO THE PLAT THEREOF RECORDED IN PLAT BOOK 23, PAGE 23, OF THE PUBLIC RECORDS OF COLLIER COUNTY, FLORIDA.


                                  Exhibit A-11

                                LEGAL DESCRIPTION


                                    BAY PINES
                                 (CARRIAGE INN)

                            9797 Bay Pines Boulevard
                 St. Petersburg (Pinellas County), Florida 33708


That certain real property located in Pinellas County, Florida, more particularly described as follows:

A portion of the Northwest 1/4 of Section 2, Township 31 South, Range 15 East, Pinellas County, Florida, described as follows:

From the Southwest corner of the Northwest 1/4 of said Section 2 run South 89(Degree)25'17" East, 991.93 feet along the South line of said Northwest 1/4; thence North 00(Degree)19'21" East, 50.00 feet to the point of beginning. Said point also falls in the North right-of-way line of U.S. Alternate 19; thence continue North 00(Degree)19'21" East, 71.50 feet along the east easement line of 98th Way North (a 60 foot ingress/egress easement); thence South 89(Degree)25'17" East, 20.00 feet; thence South 62(Degree)55'17" East, 61.63 feet; thence South 89(Degree)25'17" East, 84.16 feet; thence North 00(Degree)34'43" East, 5.01 feet; thence North 25(Degree)21'05" East, 71.59 feet; thence North 00(Degree)34'43" East, 181.88 feet; thence South 88(Degree)55'59" East, 185.83 feet; thence North 01(Degree)04'01" East, 135.01 feet; thence South 88(Degree)55'59" East, 233.09 feet; thence South 00(Degree)32'16" West, 427.32 feet to the North right-of-way of U.S. Alt. No. 19; thence North 89(Degree)25'17" West, 609.36 feet along said right-of-way line to the point of beginning.

Containing 165,899.0997 square feet or 3.8085 acres more or less.
Pinellas County, Florida.


                                  Exhibit A-12

                                LEGAL DESCRIPTION


                                    PEARLAND

                            2121 Scarsdale Boulevard
                      Pearland (Harris County), Texas 77581


Being 4.602 acres (200,481 square feet) of land in the W.D.C. Hall Survey, A-23, Harris County, Texas and being out of a 38.360 acre tract of land conveyed to Ayrshire Corporation by deed filed under Harris County Clerk's File No(s). K436255 of the Official Public Records of Real Property of Harris County, Texas, said 4.602 acres being more particularly described by metes and bounds as follows:

BEGINNING at a point marked by a 5/8" iron rod, said point being the West corner of Green Tee Terrace, Section 6 according to the plat thereof recorded at Film Code No. 378073 of the Map Records of Harris County, Texas;

THENCE South 44 deg. 44 min. 59 sec. East, along the Southeast line of said Green Tee Terrace, Section 6, a distance of 637.79 feet to a point for corner marked by a 5/8" iron rod on the Southeast line of said 38.360 acre tract, same being a Northwest line of a 376.5 acre tract as described in deed recorded in Volume 3209, Page 106 of the Deed Records of Harris County, Texas, said point being the South corner of said Green Tea Terrace, Section 6;

THENCE South 45 deg. 14 min. 48 sec. West, along the Southeast line of said
38.360 acre tract, same being a Northwest line of said 376.5 acre tract , a distance of 341.58 feet to a point for corner marked by a 1-1/4 iron pipe, said point being the South corner of said 38.360 acre tract, same being a re-entrant corner for said 376.5 acre tract;

THENCE North 45 deg. 05 min. 43 sec. West, along the Southwest line of said
38.360 acre tract, same being a Northeast line of said 376.5 acre tract, a distance of 539.47 feet to a point for corner marked by a 5/8" iron rod;

THENCE in a Northeasterly, direction with a curve to the left whose radius is 2379.18 feet, central angle is 8 deg. 38 min. 37 sec. and whose chord bears North 29 deg. 19 min. 59 sec. East, a distance, measured along the arc of said curve of 358.92 feet to the POINT OF BEGINNING and containing 4.602 acres (200,481 square feet) of land.


                                  Exhibit A-13

                                LEGAL DESCRIPTION


                                    PINEGATE

                               2121 Pinegate Drive
                      Houston (Harris County), Texas 77008


                  All that certain 5.63 acres of land, being that same tract referred to as Tract 2, described in the Trustee's deed to Bangkok Bank Limited-Los Angeles Branch, recorded under County Clerk's File No(s). M310840, of the Official Public Records of Real Property of Harris County, Texas, being all of Unrestricted Reserve "D" and part of Unrestricted Reserve "C", Citadel,
Section 4, according the plat thereof recorded in Volume 297, Page 15 of the Map Records of Harris County, Texas, out of the Henry Reinerman Survey, A-644, Harris County, Texas, and being more particularly described by metes and bounds as follows: (All bearings based on the record bearings of the aforesaid plat)

                  BEGINNING at a 5/8" iron rod found for the west corner of the southwest right-of-way cutback line at the intersection of Pinegate Drive (60 foot R.O.W.) and Hackett Drive (60 foot R.O.W.);

                  THENCE South 53 deg. 00 min. 11 sec. East - 12.92 feet along said right-of-way cutback line to a capped 5/8" iron rod set for the most easterly northeast corner of the herein described tract in the west right-of-way line of said Hackett Drive;

                  THENCE South 03 deg. 13 min. 37 sec. East - 338.68 feet along said right-of-way line to a capped 5/8" iron rod set for the Point of Curvature of a curve to the right having a central angle of 84 deg. 49 min. 30 sec. and a radius of 225.00 feet;

                  THENCE along said curve to the right and continuing along said west right-of-way line, in a southwest direction, an arc distance of 333.11 feet to a capped 5/8" iron rod set for the Point of Tangency;

                  THENCE South 81 deg. 35 min. 53 sec. West - 50.00 feet to a 5/8" iron rod found for the Point of Curvature of a curve to the left having a central angle of 17 deg. 16 min. 19 sec. and a radius of 330.00 feet;

                  THENCE along said curve to the left and continuing along said west right-of-way line, in a southwest direction, an arc distance of 99.48 feet to a capped 5/8" iron rod set for the south corner of the herein described tract, common to the east corner of the 2.6841 acre tract of land described in the deed from Houston/Chicago Jupiter Realty Partners to FRM West Loop Associates No. 6, Ltd., recorded under County Clerk's File No(s). P573658, of the Official Public Records of Real Property of Harris County, Texas;

                  THENCE North 25 deg. 45 min. 06 sec. West - 41.42 feet along the northeast line of said 2.6841 acre tract to a 5/8" iron rod found for an angle corner;


                                  Exhibit A-14

                  THENCE North 49 deg. 25 min. 59 sec. West - 124.67 feet continuing along said northeast line to a 5/8" iron rod found for an angle corner;

                  THENCE North 64 deg. 22 min. 31 sec. West - 84.31 feet continuing along said northeast line to a 5/8" iron rod found for an angle corner;

                  THENCE South 85 deg. 37 min. 29 sec. West - 118.64 feet continuing along said northeast line to a capped 5/8" iron rod set for an angle corner;

                  THENCE North 04 deg. 22 min. 31 sec. West - 122.05 feet continuing along said northeast line of a capped 5/8" iron rod set for a point on a curve to the right, in the southeast right-of-way line of the aforesaid Pinegate Drive, having a central angle of 24 deg. 01 min. 17 sec., and a radius of 355.16 feet, and from which point the center of the circle of said curve bears South 51 deg. 44 min. 54 sec. East;

                  THENCE along said curve to the right and along said southeast right-of-way line, in a northeast direction, an arc distance of 148.90 feet to a 5/8" iron rod found for the Point of Tangency;

                  THENCE North 62 deg. 16 min. 23 sec. East - 482.95 feet continuing along said southeast right-of-way line to a 5/8" iron rod found for the Point of Curvature of a curve to the right having a central angle of 14 deg. 08 min. 25 sec., and a radius of 355.00 feet;

                  THENCE along said curve to the right and continuing along said southeast right-of-way line, in a northeast direction, an arc distance of 87.61 feet to the POINT OF BEGINNING and containing 5.63 acres of land.

                  NOTE: THE COMPANY DOES NOT REPRESENT THAT THE ABOVE ACREAGE OR SQUARE FOOTAGE CALCULATIONS ARE CORRECT.


                                  Exhibit A-15

                                    EXHIBIT B

                                APPRAISAL PROCESS


                  If Landlord and Tenant are unable to agree upon the Adjusted Fair Market Value of the Premises (or any applicable portion thereof or interest therein) within any relevant period provided in this Lease, each shall within ten (10) days after written demand by the other select one MAI Appraiser to participate in the determination of Adjusted Fair Market Value. For all purposes under this Lease, the Adjusted Fair Market Value of the Premises (or any applicable portion thereof or interest therein) shall be based on the Adjusted Fair Market Value of the Premises (or any applicable portion thereof or interest therein) unencumbered by this Lease. Within ten (10) days of such selection, the MAI Appraisers so selected by Landlord and Tenant shall select a third MAI Appraiser. The three (3) selected MAI Appraisers shall each determine the Adjusted Fair Market Value of the Premises (or any applicable portion thereof or interest therein) within thirty (30) days of the selection of the third appraiser. To the extent consistent with sound appraisal practices as then existing at the time of any such appraisal, and if requested by Landlord, such appraisal, shall be made on a basis consistent with the basis on which the Premises (or any applicable portion thereof or interest therein) was appraised at the time of its acquisition by Landlord. Each of Tenant and Landlord shall pay the fees and expenses of any MAI Appraiser which such party appoints pursuant to this Exhibit plus 50% of the cost of the third appraiser.

                  In the event either Landlord or Tenant fails to select a MAI Appraiser within the time period set forth in the foregoing paragraph, the MAI Appraiser selected by the other party shall alone determine the Adjusted Fair Market Value of the Premises (or any applicable portion thereof or interest therein) in accordance with the provisions of this Exhibit and the Adjusted Fair Market Value so determined shall be binding upon Landlord and Tenant.

                  In the event the MAI Appraisers selected by Landlord and Tenant are unable to agree upon a third MAI Appraiser within the time period set forth in the first paragraph of this Exhibit, either Landlord or Tenant shall have the right to apply at their mutual expense to the presiding judge of the court of original trial jurisdiction in the county in which the applicable portion of the Premises is located to name the third MAI Appraiser.

                  Within five (5) days after completion of the third MAI Appraiser's appraisal, all three MAI Appraisers shall meet and a majority of the MAI Appraisers shall attempt to determine the Adjusted Fair Market Value of the Premises (or any applicable portion thereof or interest therein). If a majority are unable to determine the Adjusted Fair Market Value at such meeting, the three appraisals shall be added together and their total divided by three. The resulting quotient shall be the Adjusted Fair Market Value of the Premises (or any applicable portion thereof or interest therein). If, however, either or both of the low appraisal or the high appraisal are more than ten percent (10%) lower or higher than the middle appraisal, any such lower or higher appraisal shall be disregarded. If only one appraisal is disregarded, the remaining two appraisals shall be added together and their total divided by two, and the resulting quotient shall be such Adjusted Fair Market Value. If both the lower appraisal and higher appraisal are disregarded as provided herein, the middle appraisal shall be such Adjusted Fair

                                  Exhibit B-1

Market Value. In any event, the result of the foregoing appraisal process shall be final and binding.

                  Landlord and Tenant will exercise their respective best efforts to expedite the appraisal process and will cooperate fully and with all deliberate speed with each other and with all appraisers in order to allow the determination of Adjusted Fair Market Value to be finally completed. Notwithstanding anything else in this Exhibit, if any appraiser appointed hereunder fails to complete his or her report within 60 days of his or her appointment, the Adjusted Fair Market Value of the Premises will be determined by reference to the other report or reports completed within such period.

                  "MAI APPRAISER" shall mean an appraiser licensed or otherwise qualified to do business in the State in which the applicable portion of the Premises is located and who has substantial experience in performing appraisals of facilities similar to the applicable Facility and is certified as a member of the American Institute of Real Estate Appraisers or certified as a SRPA by the Society of Real Estate Appraisers, or, if such organizations no longer exist or certify appraisers, such successor organization or such other organization as is approved by Landlord.


                                  Exhibit B-2

                                    EXHIBIT C

                              PERMITTED EXCEPTIONS

--------------------------------------------------------------------------------
       FACILITY                               PERMITTED EXCEPTIONS
--------------------------------------------------------------------------------
1.   Spring Shadow         1.       The standard printed exceptions, conditions
                                    and exclusions from coverage contained in
                                    the standard coverage owner's title policy
                                    then prevailing in use at the title company
                                    which consummates the sale transaction.

                           2. Any matters which an accurate survey of the Premises may show.

                           3.       Exceptions 1, 2 (modified to read "Any
                                    shortages in area."), 3-6, 11, 12, 14 (with reference to "east" deleted) and 15-19, and any exceptions created pursuant to the grant deed from Metro National Corporation to American Retirement Corporation, a Tennessee corporation, on Schedule B of the Title
                                    Commitment issued by Commonwealth Land Title
                                    Insurance Company dated June 16, 1997 under
                                    Order Number 9701254885.

                           4.       Such other matters burdening the Premises
                                    which were created with the consent or
                                    knowledge of Tenant or arising out of
                                    Tenant's acts or omissions.
--------------------------------------------------------------------------------
2.   Lakeway               1.       The standard printed exceptions, conditions
                                    and exclusions from coverage contained in
                                    the standard coverage owner's title policy
                                    then prevailing in use at the title company
                                    which consummates the sale transaction.

                           2. Any matters which an accurate survey of the Premises may show.

                           3.       Exception Nos. Exception Nos. 1 through 4, 5
                                    (modified to add the phrase ", none of which are due or payable" after the words "usage or ownership"), 6, 10 through 16, and 18 on Schedule B of the title commitment issued by Lawyers Title Insurance Corporation dated
                                    June 4, 1998 under Case Number 98 CO
                                    186651-T.

                           4.       Such other matters burdening the Premises
                                    which were created with the consent or
                                    knowledge of Tenant or arising out of
                                    Tenant's acts or omissions.
--------------------------------------------------------------------------------
3.   Trinity Towers        1.       The standard printed exceptions, conditions
                                    and exclusions from coverage contained in
                                    the standard coverage owner's title policy
                                    then prevailing in use at the title company
                                    which consummates the sale transaction.

                           2. Any matters which an accurate survey of the Premises may show.

                           3. Exception Nos. 1, 2 (modified to state "Any discrepancies in area."), 3, 4, 5 (with the year "1996" replaced by "1997"), 9 through 11, 12, 14, 16 through 25 on the preliminary title report issued by Fidelity National
                                    Title Insurance Company dated November 11,
                                    1996 under Order Number 96-001054.

                           4.       Such other matters burdening the Premises
                                    which were created with the consent or
                                    knowledge of Tenant or arising out of
                                    Tenant's acts or omissions.
--------------------------------------------------------------------------------
4.   Naples                1.       The standard printed exceptions, conditions
                                    and exclusions from coverage contained in
                                    the standard coverage owner's title policy
                                    then prevailing in use at the title company
                                    which consummates the sale transaction.

                           2. Any matters which an accurate survey of the Premises may show.

                           3.       Exception Nos. 3, 4 and 7-16 on Schedule B,
                                    Section 2 of the title commitment issued by Lawyers Title Insurance Corporation dated
                                    June 10, 1998 under Case Number 9804209,
                                    Customer Number LOS 23690.

                           4.       Such other matters burdening the Premises
                                    which were created with the consent or
                                    knowledge of Tenant or arising out of
                                    Tenant's acts or omissions.
--------------------------------------------------------------------------------


                                  Exhibit C-1

--------------------------------------------------------------------------------
       FACILITY                               PERMITTED EXCEPTIONS
--------------------------------------------------------------------------------
5.   Bay Pines
     (Carriage Inn)        1.       The standard printed exceptions, conditions
                                    and exclusions from coverage contained in
                                    the standard coverage owner's title policy
                                    then prevailing in use at the title company
                                    which consummates the sale transaction.

                           2. Any matters which an accurate survey of the Premises may show.

                           3. Any matters shown as title exceptions in that certain ALTA Owner's Policy of Title
                                    Insurance (Form B-1970, Rev. 10-17-70 and
                                    10-17-84) issued by Chicago Title Insurance
                                    Company in favor of Landlord in connection with Landlord's acquisition of the Premises.

                           4.       Such other matters burdening the Premises
                                    which were created with the consent or
                                    knowledge of Tenant or arising out of
                                    Tenant's acts or omissions.
--------------------------------------------------------------------------------
6.   Pearland              1.       The standard printed exceptions, conditions
                                    and exclusions from coverage contained in
                                    the standard coverage owner's title policy
                                    then prevailing in use at the title company
                                    which consummates the sale transaction.

                           2. Any matters which an accurate survey of the Premises may show.

                           3. Exception Nos. 1, 2 (modified to read "Any shortages in area."), 3, 4, 5 (modified to read "Standby fees, taxes and assessments by any taxing authority for the year 1997, . .
                                    . , none of which are due and payable."), 9a, 9b and 9d on Schedule B of the Title
                                    Commitment issued by Fidelity National Title
                                    Insurance Company dated May 2, 1997 under
                                    Order Number 97900375.

                           4.       Such other matters burdening the Premises
                                    which were created with the consent or
                                    knowledge of Tenant or arising out of
                                    Tenant's acts or omissions.
--------------------------------------------------------------------------------
7.   Pinegate              1.       The standard printed exceptions, conditions
                                    and exclusions from coverage contained in
                                    the standard coverage owner's title policy
                                    then prevailing in use at the title company
                                    which consummates the sale transaction.

                           2. Any matters which an accurate survey of the Premises may show.

                           3. Exception Nos. 1, 2 (modified to read "1997" and "Any shortages in area."), 3, 4, 5
                                    (modified to read "Standby fees, taxes and assessments by any taxing authority for the year 1997, . . . , none of which are due and payable."), 9a, 9b, 9c, 9d (modified to reference a 13-foot rather than a 15-foot easement) and 9e (modified to delete the following phrase: ", the royalties, bonuses, rentals and all other rights in connection with same are excepted herefrom") on Schedule B of the Title Commitment issued by Fidelity National Title Insurance Company dated May 2, 1997 under Order Number
                                    97900376.

                           4.       Such other matters burdening the Premises
                                    which were created with the consent or
                                    knowledge of Tenant or arising out of
                                    Tenant's acts or omissions.
--------------------------------------------------------------------------------


                                   Exhibit C-2

                                    EXHIBIT D

                           LIST OF EXEMPTED FACILITIES


                                      None.


                                   Exhibit D-1